UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03706

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	AUGUST 31, 2013

California High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	31
Report of Independent Registered Public Accounting Firm	33
Management	34
Approval of Management Agreement	37
Additional Information	42

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

U.S. Government Bond Yields and Stock Indices Soared

U.S. government bond yields and stock indices traced roughly parallel upward paths during the 12 months ended August 31, 2013. The 10-year U.S. Treasury yield began the period at just 1.55%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE sent bond yields soaring from early May to the end of August—the 10-year U.S. Treasury yield closed the period at 2.78%. The 10-year U.S. Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –7.52% and –2.47%, respectively, for the 12 months. Municipal bonds generally trailed taxable bonds—the Barclays Municipal Bond Index returned –3.70%.

U.S. stocks also experienced volatility from mid-May to mid-June as a result of the “Taper Tantrum,” but it was a relatively small setback in an otherwise solid 12-month performance period. The S&P 500 Index gained 18.70% as the U.S. economy showed signs of attaining sustainable growth. Improvements in the housing and job markets helped trigger optimism, though absolute levels still remain well below where they were prior to 2008.

Recovery from 2008 remains a major hurdle. Economic growth is still subpar compared with past recession recoveries, and the outlook is uncertain. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Federal Reserve Policy Drove Market Sentiment

The municipal bond (muni) market began the 12-month period on a fairly upbeat note, supported by stable-to-improving credit trends, robust issuance, healthy demand, and an accommodative Federal Reserve (Fed). Early in the period, the Fed also launched its third and most aggressive quantitative easing program (QE3), a strategy to purchase $85 billion of U.S. government securities each month until economic growth and employment improve. The Fed also kept its overnight interest rate target near 0%. These actions supported the U.S. bond market in general at the start of the period.

Beginning in spring 2013, investor sentiment shifted dramatically, as fears of a change in Fed policy triggered a broad market sell-off. Since 2008, the Fed’s massive QE programs have helped keep longer-term interest rates low and encouraged risk-taking. But Fed statements throughout the spring and summer indicated the central bank may start tapering its bond purchases this year. In addition, select economic data modestly improved, fueling further speculation that the Fed would change course. In response, bond yields soared, generating negative returns throughout the fixed income market.

Munis Underperformed Treasuries, Broad Bond Market

Despite outperforming during the first half of the period, munis underperformed their Treasury counterparts and the taxable investment-grade bond market for the entire 12-month period. Overall, market volatility, rising-rate worries, liquidity concerns, and a weaker supply/demand backdrop in the second half drove down 12-month returns. The most-liquid and shortest-duration (least price-sensitive to interest rate changes) fixed-income securities generally fared best.

Additionally, the City of Detroit bankruptcy filing on July 18, 2013, combined with mounting debt problems in Puerto Rico, which is among the largest muni issuers, further pressured the muni market. Although the Detroit bankruptcy was big news, it was not a big surprise, coming after decades of financial mismanagement and population declines. Nevertheless, the negative headlines surrounding the record-setting bankruptcy and growing concerns for Puerto Rico’s debt exacerbated the selling pressures in the muni market and led to additional price deterioration.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2013
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
7 Year Municipal Bond	-1.76%	Aggregate Bond	-2.47%
California Tax-Exempt Bond	-3.03%	Treasury Bond	-3.07%
Municipal Bond	-3.70%
Municipal High Yield Bond	-3.91%
Long-Term Municipal Bond	-7.43%

3

Performance

Total Returns as of August 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCHYX	-4.14%	4.60%	4.66%	5.73%	12/30/86
Barclays Municipal Bond Index	—	-3.70%	4.52%	4.47%	6.10%(1)	—
Institutional Class	BCHIX	-3.94%	—	—	5.08%	3/1/10
A Class No sales charge* With sales charge*	CAYAX	-4.38% -8.70%	4.34% 3.37%	4.40% 3.92%	4.30% 3.85%	1/31/03
C Class	CAYCX	-5.09%	3.56%	3.63%	3.55%	1/31/03

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 12/31/86, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.50%	0.30%	0.75%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

California High-Yield Municipal declined -4.14%* for the fiscal year ended August 31, 2013. By comparison, the Barclays Municipal Bond Index (representing national investment-grade municipal bonds) declined -3.70%, while the Barclays Municipal High Yield Bond Index (representing national non-investment-grade municipal bonds) declined -3.91%.** Portfolio returns reflect operating expenses, while index returns do not. (Please see pages 4 and 5 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the negative performance of California high-yield municipal bonds (munis). The main detractor from the fund’s performance relative to its broad, investment-grade benchmark was the portfolio’s greater focus on lower-quality securities, which lagged investment-grade munis for the reporting period.

Fiscal and Credit Fundamentals

In general, muni market fundamentals improved during the 12-month period, as many states and municipalities continued to take steps to curb spending and strengthen their budgets. A U.S. Census Bureau report released in June 2013 showed state revenues nationwide increased nearly 7% in the first quarter of 2013, compared with 2012’s first quarter. The report also indicated municipal tax revenues increased for 12 consecutive quarters through the first quarter of 2013.

In California, the state’s fiscal outlook continued to improve due to housing and technology sector gains and growing tax revenues. In November 2012, California voters approved Proposition 30, increasing the state’s sales tax rate for the next four years and marginal income tax rates for high-income taxpayers for the next seven years. Furthermore, a June 2013 Bloomberg article indicated rising home values and lower unemployment led to faster first-quarter-2013 economic growth for California than for the next four-largest states. Together, these factors are projected to help generate a possible surplus in the state’s $96.3 billion budget for fiscal 2014.

Increasing tax revenues and projections of structurally balanced state budgets for the next several years prompted Standard & Poor’s in January 2013 to increase California’s credit rating from “A-” to “A” and issue a stable outlook for the state. Fitch also upgraded the state’s debt in August 2013. Meanwhile, from a nationwide perspective, muni credit-rating downgrades generally outpaced upgrades, but the overall default rate remained low. We believe it’s unlikely any states will default, but select credit ratings may remain under downward pressure.

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The Barclays Municipal High Yield Bond Index’s average returns were 4.92% and 5.63% for the five- and 10-year periods ended August 31, 2013, respectively.

6

Portfolio Positioning

In addition to an emphasis on lower-quality bonds (relative to the investment-grade benchmark), security selection weighed on the fund’s relative performance. Specifically, we continued to favor revenue bonds, including public power, transportation and essential service bonds, with smaller exposure in credit sectors such as tobacco, hospitals, health care, and industrial development/pollution control revenue (IDR/PCR) bonds. Revenue and credit-related bonds generally underperformed general obligation bonds for the 12-month period.

In addition, a small position (1.3%, as of August 31, 2013) in Puerto Rico munis detracted from results. Against a backdrop of general technical weakening in the muni market during the second half of the reporting period (as described on page 3), as well as some weakening in local credit fundamentals, Puerto Rico munis sharply underperformed during the 12-month period. We believe the Puerto Rico market was generally oversold during the period given underlying credit fundamentals that still support many of these bonds.

Within the California high-yield muni universe, we began in early 2013 increasing exposure to securities at the higher end of the credit-quality spectrum. Given the market’s liquidity and quality preferences, this strategy helped offset some of the fund’s underperformance late in the period, when higher-quality munis outpaced their lower-quality counterparts.

Outlook

We believe the recent jump in interest rates—though perhaps a near-term overreaction given still-subpar economic growth—represents the start of a legitimate long-term “normalization” of rates, as the market comes off extreme, artificially low, largely quantitative easing-influenced levels. Given the state’s favorable fiscal trends, we remain optimistic toward the California muni market. As always, we believe our fundamental credit research and risk management capabilities will continue to drive results.

7

Fund Characteristics

AUGUST 31, 2013
Portfolio at a Glance
Weighted Average Maturity	20.4 years
Average Duration (Modified)	8.3 years

Top Five Sectors	% of fund investments
Land Based	16%
General Obligation (GO)	16%
Hospital Revenue	11%
Transportation Revenue	11%
Certificates of Participation (COPs)/Leases	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.1%
Other Assets and Liabilities	0.9%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period(1) 3/1/13 - 8/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$927.70	$2.43	0.50%
Institutional Class	$1,000	$928.60	$1.46	0.30%
A Class	$1,000	$926.50	$3.64	0.75%
C Class	$1,000	$923.00	$7.27	1.50%
Hypothetical
Investor Class	$1,000	$1,022.69	$2.55	0.50%
Institutional Class	$1,000	$1,023.69	$1.53	0.30%
A Class	$1,000	$1,021.43	$3.82	0.75%
C Class	$1,000	$1,017.64	$7.63	1.50%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

AUGUST 31, 2013

	Principal Amount	Value
Municipal Securities — 99.1%
CALIFORNIA — 95.3%
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/37	$2,000,000	$1,969,740
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2012 C1, (Episcopal Senior Communities), 3.00%, 7/1/19	1,835,000	1,835,752
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2012 C2, (Episcopal Senior Communities), 2.50%, 7/1/19	2,625,000	2,553,810
ABC Unified School District GO, Capital Appreciation, Series 2000 B, 0.00%, 8/1/21 (NATL-RE/FGIC)(1)	1,000,000	729,700
Adelanto Public Utility Authority Rev., Series 2009 A, (Utility System), 6.75%, 7/1/39	5,225,000	5,383,944
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/26	2,000,000	2,130,380
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/27 (AGM)	2,000,000	2,097,660
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/29 (AGM)	1,000,000	1,023,030
Alhambra Rev., Series 2010 A, (Atherton Baptist Homes), 7.50%, 1/1/30	1,640,000	1,678,638
Bay Area Toll Authority Toll Bridge Rev., (San Francisco Bay Area), 5.00%, 4/1/24	2,360,000	2,629,323
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.31%, 9/5/13	1,000,000	980,070
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.76%, 9/5/13	1,450,000	1,459,831
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G1, (San Francisco Bay Area), VRDN, 1.16%, 9/5/13	2,500,000	2,510,250
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/31	$8,500,000	$8,817,985
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S4, (San Francisco Bay Area), 5.00%, 4/1/43	1,000,000	981,770
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2004 D, 5.80%, 9/1/35	2,875,000	2,850,304
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 B, 5.40%, 9/1/35	1,390,000	1,309,866
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 C, 5.50%, 9/1/29	855,000	848,716
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 C, 5.50%, 9/1/35	4,000,000	3,818,440
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2006 A, (Improvement Area No. 19C), 5.35%, 9/1/36	2,700,000	2,685,852
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2008 A, (Improvement Area No. 19C), 6.875%, 9/1/36	1,050,000	1,092,546
Beaumont Unified School District GO, Capital Appreciation, Series 2011 C, (Election of 2008), 0.00%, 8/1/40 (AGM)(1)	2,000,000	392,420
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/21 (AGM)(1)	1,190,000	862,964
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/22 (AGM)(1)	1,220,000	826,477
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/23 (AGM)(1)	1,000,000	637,380
California County Tobacco Securitization Agency Rev., 5.65%, 6/1/41	1,500,000	1,141,245

11

Principal Amount	Value

California Department of Water Resources Power Supply Rev., Series 2013 AM, (Central Valley), 5.00%, 12/1/25	$2,000,000	$2,255,940
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31	1,820,000	1,840,530
California Educational Facilities Authority Rev., (Pepperdine University), 5.00%, 9/1/33	2,000,000	2,048,060
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	1,400,000	1,526,238
California Educational Facilities Authority Rev., Series 2013 U4, (Stanford University), 5.00%, 6/1/43	2,250,000	2,470,635
California GO, 5.00%, 10/1/29	4,550,000	4,696,419
California GO, 5.25%, 2/1/30	10,000,000	10,513,300
California GO, 6.00%, 4/1/38	5,000,000	5,538,150
California GO, 5.00%, 2/1/43	5,650,000	5,623,897
California GO, Series 2012 B, VRN, 0.96%, 9/5/13	2,000,000	2,011,920
California GO, Series 2012 B, VRN, 1.06%, 9/5/13	800,000	806,736
California GO, Series 2012 B, VRN, 1.21%, 9/5/13	960,000	975,581
California GO, Series 2013, 5.00%, 2/1/38	4,635,000	4,628,326
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/39	2,000,000	1,958,660
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,000,000	994,560
California Health Facilities Financing Authority Rev., Series 2008 A, (Scripps Health), 5.50%, 10/1/20(2)	1,500,000	1,728,915
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,470,000	1,462,003
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,000,000	994,560
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/33	1,000,000	1,138,750
California Health Facilities Financing Authority Rev., Series 2008 G, (Catholic Healthcare West), 5.50%, 7/1/25	2,000,000	2,149,280
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	4,300,000	4,594,550
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38	3,000,000	3,312,210
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	2,900,000	3,006,778
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/35	2,000,000	1,958,200
California Health Facilities Financing Authority Rev., Series 2012 A, (Children’s Hospital of Los Angeles), 5.00%, 11/15/34	625,000	583,513
California Health Facilities Financing Authority Rev., Series 2012 A, (City of Hope), 5.00%, 11/15/39	1,910,000	1,814,920
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	2,500,000	2,393,575
California Health Facilities Financing Authority Rev., Series 2012 B, (Children’s Hospital of Los Angeles), VRDN, 1.86%, 9/5/13	2,015,000	2,040,167
California Health Facilities Financing Authority Rev., Series 2012 B, (Lucile Salter Packard Children’s Hospital), 5.00%, 8/15/26	1,020,000	1,085,188

12

Principal Amount	Value

California Health Facilities Financing Authority Rev., Series 2013 A, (Adventist Health System/West Obligated Group), 4.00%, 3/1/27	$4,000,000	$3,681,600
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	445,000	431,116
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	1,500,000	1,367,820
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (J. David Gladstone Institutes), 5.25%, 10/1/34	2,000,000	1,989,800
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.88%, 9/3/13	1,000,000	1,000,360
California Mobilehome Park Financing Authority Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36	6,345,000	6,376,788
California Mobilehome Park Financing Authority Rev., Series 2006 B, (Union City Tropics), 5.50%, 12/15/41	2,000,000	1,829,000
California Municipal Finance Authority Rev., (Biola University), 5.875%, 10/1/34	1,000,000	1,005,120
California Municipal Finance Authority Rev., (Emerson College), 6.00%, 1/1/42	3,000,000	3,219,150
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	3,335,000	3,668,267
California Municipal Finance Authority COP, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/39	1,450,000	1,385,968
California Pollution Control Financing Authority Rev., 5.00%, 11/21/45	3,165,000	2,723,704
California Public Works Board Lease Rev., Series 1993 D, (Department of Corrections), 5.25%, 6/1/15 (AGM)	1,295,000	1,348,794
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.75%, 10/1/30	2,000,000	2,149,340
California Public Works Board Lease Rev., Series 2010 A1, (Various Capital Projects), 6.00%, 3/1/35	1,250,000	1,377,325
California Public Works Board Lease Rev., Series 2011 C, (State Prisons), 5.75%, 10/1/31	1,000,000	1,053,410
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/31	975,000	970,310
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,500,000	1,593,510
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	5,465,000	5,288,317
California Public Works Board Lease Rev., Series 2012 G, (Various Capital Projects), 5.00%, 11/1/37	2,305,000	2,229,511
California State University Systemwide Rev., Series 2005 C, 5.00%, 11/1/30 (NATL-RE)	5,000,000	5,159,800
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/42	3,000,000	3,001,800
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.25%, 11/1/30	1,250,000	1,281,025
California Statewide Communities Development Authority Rev., (Episcopal Communities and Services), 5.00%, 5/15/42	1,500,000	1,278,465
California Statewide Communities Development Authority Rev., (Lancer Educational Student Housing), 5.625%, 6/1/33	2,500,000	2,255,750

13

Principal Amount	Value

California Statewide Communities Development Authority Rev., (Southern California Presbyterian Homes), 7.25%, 11/15/41	$2,500,000	$2,679,050
California Statewide Communities Development Authority Rev., (University of California Irvine), 5.375%, 5/15/38	2,000,000	1,960,960
California Statewide Communities Development Authority Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31	4,000,000	4,031,520
California Statewide Communities Development Authority Rev., Series 2004 D, (Sutter Health), 5.05%, 8/15/38 (AGM)	1,650,000	1,615,581
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.50%, 11/1/38	7,000,000	6,337,800
California Statewide Communities Development Authority Rev., Series 2011, (Trinity Health Corp.), 5.00%, 12/1/41	1,100,000	1,059,641
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	9,000,000	8,661,960
California Statewide Communities Development Authority Rev., Series 2013 A, (American Baptist Homes of the West), 5.00%, 10/1/43	1,200,000	1,015,416
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 90-2), 6.00%, 9/1/33	6,250,000	6,251,000
Carson Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Project Area No. 1), 7.00%, 10/1/36	2,000,000	2,190,000
Chula Vista Community Facilities District No. 06-1 Area A Special Tax Rev., (Eastlake Woods), 6.20%, 9/1/33	3,600,000	3,600,576
Chula Vista Industrial Development Rev., Series 2004 D, (San Diego Gas), 5.875%, 1/1/34	1,000,000	1,089,590
Chula Vista Municipal Financing Authority Special Tax Rev., Series 2013, (Refunding Bonds), 5.00%, 9/1/34	2,000,000	1,869,280
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 13-1), 5.00%, 9/2/29	700,000	687,148
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 13-1), 5.00%, 9/2/30	350,000	341,005
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 5.00%, 9/2/24	700,000	743,211
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 5.00%, 9/2/26	600,000	618,264
Clovis Public Financing Authority Lease Rev., (Corporate Yard), 5.375%, 3/1/20 (Ambac)	1,780,000	1,787,280
Clovis Unified School District GO, Series 2013 B, (Election of 2012), 5.00%, 8/1/38	3,000,000	2,928,870
Coast Community College District GO, Series 2013 A, (Election of 2012), 4.00%, 8/1/38	960,000	819,178
Contra Costa Water District Rev., Series 2013 R, 5.00%, 10/1/43	1,025,000	1,044,485
Corcoran COP, 8.75%, 6/1/16(3)	250,000	281,358
Duarte Unified School District GO, Capital Appreciation, Series 1999 B, 0.00%, 11/1/23 (AGM)(1)	1,150,000	723,074
East Side Union High School District GO, Series 2013, 5.00%, 8/1/29	1,050,000	1,073,867
Eastern Municipal Water District Water and Sewer COP, Series 2008 H, 5.00%, 7/1/33	4,000,000	4,050,240

14

Principal Amount	Value

El Camino Community College District GO, Capital Appreciation, Series 2012 C, (Election of 2002), 0.00%, 8/1/33(1)	$10,000,000	$3,328,200
El Dorado County Community Facilities District No. 2001-1 Special Tax Rev., (Promontory Specific), 6.30%, 9/1/31	2,500,000	2,500,600
Escondido Joint Powers Financing Authority Rev., (Water Systems Financing), 5.00%, 9/1/31	1,355,000	1,369,024
Foothill-De Anza Community College District GO, Capital Appreciation, 0.00%, 8/1/21 (NATL-RE)(1)	3,000,000	2,284,710
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.875%, 1/15/27	5,000,000	5,039,750
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A2, 5.30%, 6/1/37	3,000,000	2,119,860
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	5,000,000	4,220,650
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47	7,000,000	4,690,770
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47	8,000,000	5,908,240
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/29	1,500,000	1,506,780
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	2,500,000	2,485,775
Hemet Unified School District Special Tax Rev., (Community Facilities District No. 2005-2), 5.25%, 9/1/30	2,670,000	2,588,271
Hesperia Public Financing Authority Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/32 (XLCA)	3,000,000	2,687,370
Hesperia Public Financing Authority Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/37 (XLCA)	2,025,000	1,751,989
Huntington Beach Community Facilities District Special Tax Rev., (Huntington Center), 5.375%, 9/1/33	1,700,000	1,656,310
Independent Cities Finance Authority Mobile Home Park Rev., (Rancho Feliz and Las Casitasde Sonoma), 5.00%, 10/15/47	5,000,000	4,394,650
Independent Cities Finance Authority Mobile Home Park Rev., Series 2011 A, (Castle Mobile Estates), 6.75%, 8/15/46	2,500,000	2,598,775
Independent Cities Finance Authority Mobile Home Park Rev., Series 2012 A, (Augusta Communities), 5.00%, 5/15/39	2,500,000	2,332,100
Independent Cities Lease Finance Authority Rev., Series 2004 A, (Morgan Hill - Hacienda Valley Mobile Estates), 5.90%, 11/15/34	2,235,000	2,171,615
Independent Cities Lease Finance Authority Rev., Series 2006 B, (San Juan Mobile Estates), 5.55%, 5/15/31	500,000	469,910
Independent Cities Lease Finance Authority Rev., Series 2006 B, (San Juan Mobile Estates), 5.85%, 5/15/41	1,150,000	1,076,757
Independent Cities Lease Finance Authority Rev., Series 2007 A, (Santa Rosa Leisure Mobilehome Park), 5.70%, 11/15/47	3,430,000	3,188,665
Irvine Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.70%, 9/1/35	515,000	548,367

15

Principal Amount	Value

Jurupa Community Services District Special Tax Rev., Series 2008 A, (Community Facilities District No. 25), 8.875%, 9/1/38	$2,000,000	$2,214,480
Jurupa Community Services District Special Tax Rev., Series 2013 A, (Community Facilities District No. 31), 5.00%, 9/1/37	250,000	230,020
Jurupa Community Services District Special Tax Rev., Series 2013 A, (Community Facilities District No. 31), 5.00%, 9/1/42	1,000,000	878,210
Kern High School District GO, 5.00%, 8/1/25	1,145,000	1,245,302
Lake Elsinore Unified School District Special Tax Rev., (Community Facilities District No. 2005-1, Improvement Area A), 5.40%, 9/1/35	2,245,000	2,115,576
Liberty Union High School District GO, 5.00%, 8/1/29	1,000,000	1,037,850
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.50%, 11/15/37	1,150,000	1,144,871
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(4)	1,300,000	654,355
Los Angeles Community College District GO, Series 2008 F1, (Election of 2003), 5.00%, 8/1/27	2,000,000	2,124,500
Los Angeles Community Facilities District No. 3 Special Tax Rev., (Cascades Business Park & Golf Course), 6.40%, 9/1/22	1,215,000	1,224,477
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/23	1,000,000	1,114,870
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.25%, 5/15/25	2,000,000	2,147,640
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	2,000,000	1,973,720
Los Angeles Department of Water & Power Rev., Series 2013 B, 5.00%, 7/1/30	3,500,000	3,677,415
Los Angeles Department of Water & Power Waterworks Rev., Series 2012 A, 5.00%, 7/1/43	2,000,000	2,032,720
Los Angeles Department of Water & Power Waterworks Rev., Series 2012 B, 5.00%, 7/1/43	1,430,000	1,453,395
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	350,000	352,527
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/31	3,500,000	3,434,515
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/24	3,430,000	3,798,416
Los Angeles Wastewater System Rev., Series 2012 B, 5.00%, 6/1/32	3,000,000	3,107,340
Los Angeles Wastewater System Rev., Series 2013 A, 5.00%, 6/1/33	4,425,000	4,583,636
M-S-R Energy Authority Rev., Series 2009 A, 7.00%, 11/1/34	1,700,000	1,973,377
Milpitas Improvement Bond Act of 1915 Special Assessment Rev., Series 1996 A, (Local Improvement District No. 18), 6.75%, 9/2/16	715,000	726,912
Modesto Irrigation District COP, Series 2009 A, (Capital Improvements), 6.00%, 10/1/39	3,000,000	3,213,840
Montebello Community Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Montebello Hills Redevelopment), 8.10%, 3/1/27	2,000,000	2,221,520
Moorpark Mobile Home Park Rev., Series 2011 A, (Villa Delaware Arroyo), 6.50%, 5/15/41	4,000,000	4,151,480
Moreno Valley Unified School District Special Tax Rev., (Community Facilities District No. 2002-1), 6.20%, 9/1/13, Prerefunded at 101% of Par(5)	4,000,000	4,040,640

16

Principal Amount	Value

Murrieta Community Facilities District No. 2002-2 Special Tax Rev., Series 2004 A, (The Oaks Improvement Area), 6.00%, 9/1/34	$1,920,000	$1,862,093
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/31	1,735,000	1,646,151
Northern California Power Agency Rev., Series 2012 A, (Hydroelectric Project No. 1), 5.00%, 7/1/31	1,090,000	1,117,315
Norwalk-La Mirada Unified School District GO, Capital Appreciation, Series 2009 E, (Election of 2002), 0.00%, 8/1/38 (AGC)(1)	10,000,000	2,248,000
Oakland Redevelopment Agency Rev., 5.00%, 9/1/36 (Ambac)	5,000,000	4,632,900
Oakland Unified School District Alameda County GO, Series 2009 A, (Election of 2006), 6.125%, 8/1/29	2,500,000	2,622,900
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	2,150,000	2,095,648
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/25	6,030,000	6,312,566
Oceanside Community Development Commission Tax Allocation Rev., (Downtown Redevelopment), 5.70%, 9/1/25	3,500,000	3,499,685
Oceanside Community Facilities District No. 2001-1 Special Tax Rev., Series 2002 A, (Morrow Hills Development), 6.20%, 9/1/13, Prerefunded at 100% of Par(5)	2,365,000	2,365,378
Orange County Community Facilities District Special Tax Rev., (No. 06-1-Delaware Rio Public Improvements), 6.00%, 10/1/40	1,375,000	1,384,364
Orange County Transportation Authority Rev., (Senior Lien), 5.00%, 8/15/30	2,400,000	2,460,528
Orange County Water District Rev., Series 2013 A, 5.00%, 8/15/33	1,900,000	1,995,779
Oxnard School District GO, Series 2001 A, 5.75%, 8/1/30 (NATL-RE)	3,000,000	3,231,780
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 5.00%, 6/1/35	4,000,000	3,801,240
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	2,750,000	2,813,552
Perris Public Financing Authority Special Tax Rev., Series 2003 A, 6.25%, 9/1/33	2,955,000	2,971,489
Perris Public Financing Authority Special Tax Rev., Series 2004 A, 6.125%, 9/1/34	2,995,000	3,005,542
Perris Public Financing Authority Special Tax Rev., Series 2008 A, (Community Facilities District No. 2005-4), 6.60%, 9/1/38	2,140,000	2,161,657
Pleasant Valley School District/Ventura County GO, Series 2002 A, 5.85%, 8/1/31 (NATL-RE)	4,835,000	5,290,312
Poway Unified School District Public Financing Authority Rev., 7.875%, 9/15/39	3,870,000	4,189,352
Poway Unified School District Public Financing Authority Special Tax Rev., Series 2013 B, 5.00%, 9/1/42	2,740,000	2,494,660
Poway Unified School District Special Tax Rev., (Community Facilities District No. 6-4S), 5.00%, 9/1/33	1,000,000	950,270
Poway Unified School District Special Tax Rev., (Community Facilities District No. 6-4S), 5.00%, 9/1/36	600,000	558,894
Redwood City Redevelopment Agency Tax Allocation Rev., Capital Appreciation, Series 2003 A, (Redevelopment Project Area 2), 0.00%, 7/15/28 (Ambac)(1)	3,405,000	1,388,934

17

Principal Amount	Value

Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 04-2-Lake Hills Crest), 5.00%, 9/1/30	$1,040,000	$979,753
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 04-2-Lake Hills Crest), 5.00%, 9/1/35	2,530,000	2,288,942
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 05-8 Scott Road), 5.00%, 9/1/42	3,000,000	2,542,950
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.25%, 10/1/30	2,200,000	2,332,660
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	800,000	831,504
Riverside County Transportation Commission Rev., Series 2013 A, (Senior Lien), 5.75%, 6/1/44	500,000	485,910
Riverside County Transportation Commission Rev., Capital Appreciation, Series 2013 B, (Senior Lien), 0.00%, 6/1/43(1)	5,000,000	616,450
Riverside Unified School District Special Tax Rev., (Community Facilities District No. 13, Improvement Area 1), 5.375%, 9/1/34	2,000,000	1,773,400
Riverside Unified School District Special Tax Rev., Series 2005 A, (Community Facilities School District No. 15, Improvement Area 2), 5.25%, 9/1/30	1,000,000	969,390
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 1), 5.40%, 9/1/36	4,000,000	3,852,200
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 3) 5.00%, 9/1/43	2,640,000	2,277,924
Roseville Community Facilities District No. 1 Special Tax Rev., (The Fountains), 6.125%, 9/1/38	2,600,000	2,603,874
Roseville Finance Authority Electric System Rev., 5.00%, 2/1/37	925,000	927,479
Sacramento Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 6.00%, 7/1/35	4,000,000	4,436,480
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/31	625,000	641,325
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/33	1,000,000	1,017,320
Sacramento Regional Transit District Rev., (Farebox Revenue), 5.00%, 3/1/42	1,300,000	1,241,149
Sacramento Transportation Authority Sales Tax Rev., (Measure A), 5.00%, 10/1/24	1,055,000	1,159,340
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	9,350,000	10,093,325
San Buenaventura City COP, (Wastewater Revenue), 5.00%, 3/1/14, Prerefunded at 100% of Par (NATL-RE)(5)	1,975,000	2,022,459
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/24	300,000	332,421
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/25	500,000	545,840
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/26	500,000	539,045
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/43	2,500,000	2,431,850
San Diego County Water Authority Rev., 5.00%, 5/1/33	1,500,000	1,555,755
San Diego County Water Authority Rev., 5.00%, 5/1/34	2,000,000	2,060,680
San Diego Public Facilities Financing Authority Lease Rev., Series 2012 A, (Capital Improvement Projects), 5.00%, 4/15/37	2,000,000	1,909,200
San Diego Redevelopment Agency Tax Allocation Rev., Series 2009 A, (North Park Redevelopment), 7.00%, 11/1/39	3,000,000	3,288,210

18

Principal Amount	Value

San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/36	$1,000,000	$1,022,880
San Francisco City and County Airports Commission Rev., Series 2008 34D, (San Francisco International Airport), 5.25%, 5/1/26	3,000,000	3,299,640
San Francisco City and County Airports Commission Rev., Series 2011 D, 5.00%, 5/1/31	5,390,000	5,492,787
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39	2,000,000	2,122,000
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 C, (Mission Bay South Redevelopment), 6.75%, 8/1/41	1,000,000	1,096,290
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 7.00%, 8/1/41	1,250,000	1,321,975
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/25 (NATL-RE)(1)	3,090,000	1,554,826
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/29 (NATL-RE)(1)	165,000	62,172
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/31 (NATL-RE)(1)	16,000,000	5,212,640
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/32 (NATL-RE)(1)	290,000	87,789
San Jose Airport Rev., Series 2011 A2, 5.25%, 3/1/34	2,605,000	2,633,968
San Marcos Public Facilities Authority Special Tax Rev., Series 2012 D, 5.00%, 9/1/32	1,000,000	959,720
San Marcos Public Facilities Authority Special Tax Rev., Series 2012 D, 5.00%, 9/1/36	875,000	808,631
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 6.00%, 9/1/42	500,000	514,705
Santa Barbara Secondary High School District GO, Series 2011 A, (Election of 2010), 0.00%, 8/1/36(1)	10,000,000	2,567,600
Santa Barbara Secondary High School District GO, Series 2011 A, (Election of 2010), 0.00%, 8/1/40(1)	3,795,000	743,441
Santa Cruz County Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Live Oak/Soquel Community Improvement), 7.00%, 9/1/36	3,000,000	3,248,100
Santa Margarita Water District Special Tax Rev., Series 2011 B, (Community Facilities District No. 99-1), 5.875%, 9/1/38	650,000	659,731
Santa Margarita Water District Special Tax Rev., Series 2013, (Communities Facilities District No. 2013-1, Village of Sendero), 5.625%, 9/1/43	1,250,000	1,220,800
Santaluz Community Facilities District No. 2 Special Tax Rev., Series 2011 A, (Improvement Area No. 1), 5.10%, 9/1/21, Prerefunded at 103% of Par(5)	465,000	460,308
Saugus-Castaic School Facilities Financing Authority Special Tax Rev., (Community Facilities District No. 2006-1C), 6.00%, 9/1/43	1,500,000	1,428,060
Solana Beach School District Special Tax Rev., (Public Financing Authority), 5.00%, 9/1/42	3,075,000	2,870,236

19

Principal Amount	Value

Soledad Improvement Bond Act of 1915 District No. 2002-01 Special Assessment Rev., (Diamond Ridge), 6.75%, 9/2/33	$2,160,000	$2,160,778
Southern California Public Power Authority Rev., (Southern Transmission), 0.00%, 7/1/14 (NATL-RE-IBC)(1)	2,400,000	2,390,688
Southern California Public Power Authority Rev., (Southern Transmission), 0.00%, 7/1/15 (NATL-RE-IBC)(1)	1,250,000	1,225,312
Southern California Public Power Authority Rev., Series 2007 A, 5.00%, 11/1/33	3,755,000	3,624,514
Southern Mono Health Care District GO, Capital Appreciation, Series 2002 A, (Election of 2001), 0.00%, 8/1/26 (NATL-RE)(1)	1,800,000	840,744
Successor Agency to the Redevelopment Agency of the City & County of San Francisco Communities Facilities District No. 6 Special Tax Rev., Capital Appreciation, Series 2013 C, (Mission Bay South Public Improvements), 0.00%, 8/1/43(1)	5,500,000	724,680
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	6,500,000	6,500,975
Susanville Public Financing Authority Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45	3,000,000	2,964,000
Tahoe-Truckee Unified School District GO, Capital Appreciation, Series 1999 A, (Improvement District No. 2), 0.00%, 8/1/22 (NATL-RE/FGIC)(1)	2,690,000	1,822,314
Tahoe-Truckee Unified School District GO, Capital Appreciation, Series 1999 A, (Improvement District No. 2), 0.00%, 8/1/23 (NATL-RE/FGIC)(1)	2,220,000	1,414,984
Tobacco Securitization Authority of Northern California Settlement Rev., Series 2005 A1, 5.50%, 6/1/45	2,000,000	1,504,520
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	2,250,000	1,692,427
Torrance Rev., Series 2010 A, (Memorial Medical Center), 5.00%, 9/1/40	2,000,000	1,955,080
Tracy Community Facilities District No. 2006-1 Special Tax Rev., (NEI Phase II), 5.75%, 9/1/36	3,105,000	2,791,519
Tri-Dam Power Authority Rev., 4.00%, 5/1/16	2,165,000	2,267,383
Tri-Dam Power Authority Rev., 4.00%, 11/1/16	2,165,000	2,277,017
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.875%, 1/1/29	2,000,000	2,227,520
Turlock Public Financing Authority Tax Allocation Rev., 7.50%, 9/1/39	2,770,000	2,902,046
Tustin Community Facilities District No. 06-1 Special Tax Rev., Series 2007 A, (Tustin Legacy/Columbus Villages), 6.00%, 9/1/36	4,945,000	4,946,731
Tustin Community Facilities District No. 07-1 Special Tax Rev., (Tustin Legacy/Retail Center), 6.00%, 9/1/37	1,300,000	1,298,362
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 5.75%, 9/1/30	1,000,000	1,015,240
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40	1,500,000	1,512,345
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	1,750,000	1,690,360
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	1,000,000	965,920

20

Principal Amount	Value

University of California System Rev., Series 2012 G, 5.00%, 5/15/37	$5,000,000	$5,017,150
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.40%, 9/1/30	2,500,000	2,291,650
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.45%, 9/1/36	2,600,000	2,287,662
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33	1,600,000	1,757,824
West Contra Costa Unified School District GO, 5.00%, 8/1/32	1,400,000	1,363,194
West Sacramento Community Facilities District No. 20 Special Tax Rev., 5.30%, 9/1/13, Prerefunded at 102% of Par(5)	1,740,000	1,775,044
Yosemite Community College District GO, Capital Appreciation, (Election of 2004), 0.00%, 8/1/16 (AGM)(1)	3,545,000	3,361,723
Yuba City Redevelopment Agency Tax Allocation Rev., 5.70%, 9/1/24	2,270,000	2,268,161
Yuba City Unified School District GO, Capital Appreciation, 0.00%, 3/1/25 (NATL-RE/FGIC)(1)	1,500,000	808,440
		598,211,230
GUAM — 1.9%
Guam Government Business Privilege Tax Rev., Series 2011 A, 5.125%, 1/1/42	1,000,000	951,900
Guam Government GO, Series 2007 A, 5.25%, 11/15/37	3,105,000	2,802,045
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	7,230,000	7,591,645
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/34	850,000	800,334
		12,145,924
PUERTO RICO — 1.3%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 6.00%, 7/1/47	5,000,000	3,629,300
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38	2,500,000	1,968,225
Puerto Rico Sales Tax Financing Corp. Rev., Series 2007 A, VRN, 1.11%, 11/1/13	5,000,000	2,444,550
		8,042,075
U.S. VIRGIN ISLANDS — 0.6%
Virgin Islands Public Finance Authority Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	2,000,000	2,184,340
Virgin Islands Public Finance Authority Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29	1,500,000	1,491,870
		3,676,210
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $647,002,226)		622,075,439
OTHER ASSETS AND LIABILITIES — 0.9%		5,635,126
TOTAL NET ASSETS — 100.0%		$627,710,565

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
89	U.S. Treasury 30-Year Bonds	December 2013	$11,739,656	$(65,879)

21

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Company

GO = General Obligation

NATL-RE = National Public Finance Guarantee Corporation - Reinsured

NATL-RE-IBC = National Public Finance Guarantee Corporation - Reinsured - Insured Bond Certificates

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

XLCA = XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $357,309.

(3)

Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $281,358, which represented less than 0.05% of total net assets.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(5)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

AUGUST 31, 2013
Assets
Investment securities, at value (cost of $647,002,226)	$622,075,439
Receivable for investments sold	1,662,031
Receivable for capital shares sold	256,248
Interest receivable	10,005,404
633,999,122

Liabilities
Disbursements in excess of demand deposit cash	2,587,110
Payable for investments purchased	1,644,910
Payable for capital shares redeemed	1,438,832
Payable for variation margin on futures contracts	19,469
Accrued management fees	269,788
Distribution and service fees payable	45,934
Dividends payable	282,514
6,288,557

Net Assets	$627,710,565

Net Assets Consist of:
Capital paid in	$683,135,045
Accumulated net realized loss	(30,431,814)
Net unrealized depreciation	(24,992,666)
$627,710,565

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$472,141,042	50,593,844	$9.33
Institutional Class	$25,217,189	2,703,069	$9.33
A Class	$105,296,309	11,282,745	$9.33*
C Class	$25,056,025	2,684,562	$9.33

*Maximum offering price $9.77 (net asset value divided by 0.955).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED AUGUST 31, 2013
Investment Income (Loss)
Income:
Interest	$32,497,084

Expenses:
Management fees	3,532,321
Distribution and service fees:
A Class	308,836
C Class	307,916
Trustees’ fees and expenses	44,620
Other expenses	1,976
4,195,669

Net investment income (loss)	28,301,415

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,479,309
Futures contract transactions	(28,918)
6,450,391

Change in net unrealized appreciation (depreciation) on:
Investments	(65,685,127)
Futures contracts	(65,879)
(65,751,006)

Net realized and unrealized gain (loss)	(59,300,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(30,999,200)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2013 AND AUGUST 31, 2012
Increase (Decrease) in Net Assets	August 31, 2013	August 31, 2012
Operations
Net investment income (loss)	$28,301,415	$25,549,279
Net realized gain (loss)	6,450,391	2,510,385
Change in net unrealized appreciation (depreciation)	(65,751,006)	39,474,863
Net increase (decrease) in net assets resulting from operations	(30,999,200)	67,534,527

Distributions to Shareholders
From net investment income:
Investor Class	(21,644,951)	(19,616,707)
Institutional Class	(1,118,657)	(593,034)
A Class	(4,615,365)	(4,420,914)
B Class	—	(2,781)
C Class	(920,249)	(929,639)
Decrease in net assets from distributions	(28,299,222)	(25,563,075)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	11,772,125	135,589,898

Net increase (decrease) in net assets	(47,526,297)	177,561,350

Net Assets
Beginning of period	675,236,862	497,675,512
End of period	$627,710,565	$675,236,862

Distributions in excess of net investment income	—	$(2,193)

See Notes to Financial Statements.

25

Notes to Financial Statements

AUGUST 31, 2013

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

26

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1925% to 0.3100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended August 31, 2013 was 0.49% for the Investor Class, A Class and C Class and 0.29% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual

27

shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2013 were $591,792,064 and $575,265,206, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2013		Year ended August 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	17,005,122	$173,008,166	15,316,795	$150,686,406
Issued in reinvestment of distributions	1,714,688	17,237,511	1,554,528	15,284,626
Redeemed	(18,118,654)	(180,259,798)	(6,715,012)	(65,654,971)
	601,156	9,985,879	10,156,311	100,316,061
Institutional Class
Sold	1,934,362	19,361,935	1,267,450	12,656,322
Issued in reinvestment of distributions	111,151	1,117,155	60,937	593,034
Redeemed	(1,542,955)	(15,082,812)	(168,968)	(1,641,963)
	502,558	5,396,278	1,159,419	11,607,393
A Class
Sold	4,163,256	42,379,719	3,449,795	33,860,084
Issued in reinvestment of distributions	390,551	3,923,157	351,035	3,450,318
Redeemed	(4,837,063)	(47,976,198)	(1,705,337)	(16,712,440)
	(283,256)	(1,673,322)	2,095,493	20,597,962
B Class	N/A
Issued in reinvestment of distributions			144	1,370
Redeemed			(51,121)	(483,752)
			(50,977)	(482,382)
C Class
Sold	687,746	7,024,022	734,788	7,238,409
Issued in reinvestment of distributions	52,873	530,930	47,282	464,023
Redeemed	(956,949)	(9,491,662)	(425,205)	(4,151,568)
	(216,330)	(1,936,710)	356,865	3,550,864
Net increase (decrease)	604,128	$11,772,125	13,717,111	$135,589,898

28

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of August 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $19,469 in payable for variation margin on futures contracts.* For the year ended August 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $(28,918) in net realized gain (loss) on futures contract transactions and $(65,879) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

29

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Exempt income	$28,205,721	$25,539,518
Taxable ordinary income	93,501	$23,557
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$647,002,226
Gross tax appreciation of investments	$13,360,312
Gross tax depreciation of investments	(38,287,099)
Net tax appreciation (depreciation) of investments	$(24,926,787)
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$(24,926,787)
Other book-to-tax adjustments	$(135,407)
Undistributed tax-exempt income	—
Accumulated short-term capital losses	$(28,607,717)
Post-October capital loss deferral	$(1,754,569)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	2019
$(9,518,848)	$(12,885,340)	$(6,203,529)

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

30

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.13	0.40(2)	(0.80)	(0.40)	(0.40)	$9.33	(4.14)%	0.50%	0.50%	3.99%	3.99%	81%	$472,141
2012	$9.40	0.45(2)	0.73	1.18	(0.45)	$10.13	12.79%	0.50%	0.50%	4.55%	4.55%	48%	$506,399
2011	$9.69	0.47(2)	(0.29)	0.18	(0.47)	$9.40	2.07%	0.49%	0.51%	5.10%	5.08%	37%	$374,467
2010	$8.88	0.47(2)	0.81	1.28	(0.47)	$9.69	14.78%	0.49%	0.51%	5.08%	5.06%	17%	$417,503
2009	$9.50	0.48	(0.62)	(0.14)	(0.48)	$8.88	(1.16)%	0.52%	0.52%	5.56%	5.56%	26%	$373,313
Institutional Class
2013	$10.13	0.42(2)	(0.80)	(0.38)	(0.42)	$9.33	(3.94)%	0.30%	0.30%	4.19%	4.19%	81%	$25,217
2012	$9.40	0.46(2)	0.74	1.20	(0.47)	$10.13	13.01%	0.30%	0.30%	4.75%	4.75%	48%	$22,287
2011	$9.69	0.49(2)	(0.29)	0.20	(0.49)	$9.40	2.27%	0.29%	0.31%	5.30%	5.28%	37%	$9,784
2010(3)	$9.28	0.25(2)	0.41	0.66	(0.25)	$9.69	7.16%	0.29%(4)	0.31%(4)	5.24%(4)	5.22%(4)	17%(5)	$27
A Class
2013	$10.13	0.38(2)	(0.80)	(0.42)	(0.38)	$9.33	(4.38)%	0.75%	0.75%	3.74%	3.74%	81%	$105,296
2012	$9.40	0.42(2)	0.73	1.15	(0.42)	$10.13	12.51%	0.75%	0.75%	4.30%	4.30%	48%	$117,162
2011	$9.69	0.45(2)	(0.29)	0.16	(0.45)	$9.40	1.82%	0.74%	0.76%	4.85%	4.83%	37%	$89,028
2010	$8.88	0.45(2)	0.81	1.26	(0.45)	$9.69	14.50%	0.74%	0.76%	4.83%	4.81%	17%	$106,577
2009	$9.50	0.46	(0.62)	(0.16)	(0.46)	$8.88	(1.41)%	0.77%	0.77%	5.31%	5.31%	26%	$101,111

31

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$10.13	0.30(2)	(0.80)	(0.50)	(0.30)	$9.33	(5.09)%	1.50%	1.50%	2.99%	2.99%	81%	$25,056
2012	$9.40	0.35(2)	0.73	1.08	(0.35)	$10.13	11.67%	1.50%	1.50%	3.55%	3.55%	48%	$29,388
2011	$9.69	0.38(2)	(0.29)	0.09	(0.38)	$9.40	1.06%	1.49%	1.51%	4.10%	4.08%	37%	$23,917
2010	$8.88	0.38(2)	0.81	1.19	(0.38)	$9.69	13.64%	1.49%	1.51%	4.08%	4.06%	17%	$30,286
2009	$9.50	0.39	(0.62)	(0.23)	(0.39)	$8.88	(2.14)%	1.52%	1.52%	4.56%	4.56%	26%	$30,747

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	March 1, 2010 (commencement of sale) through August 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

October 21, 2013

33

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

 The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

37

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

38

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue

39

to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

40

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

41

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $28,228,158 as exempt interest dividends for the fiscal year ended August 31, 2013.

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79623 1310

ANNUAL REPORT	AUGUST 31, 2013

California Intermediate-Term Tax-Free Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Notes to Financial Statements	32
Financial Highlights	37
Report of Independent Registered Public Accounting Firm	39
Management	40
Approval of Management Agreement	43
Additional Information	48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        JonathanThomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

U.S. Government Bond Yields and Stock Indices Soared

U.S. government bond yields and stock indices traced roughly parallel upward paths during the 12 months ended August 31, 2013. The 10-year U.S. Treasury yield began the period at just 1.55%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE sent bond yields soaring from early May to the end of August—the 10-year U.S. Treasury yield closed the period at 2.78%. The 10-year U.S. Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –7.52% and –2.47%, respectively, for the 12 months. Municipal bonds generally trailed taxable bonds—the Barclays Municipal Bond Index returned –3.70%.

U.S. stocks also experienced volatility from mid-May to mid-June as a result of the “Taper Tantrum,” but it was a relatively small setback in an otherwise solid 12-month performance period. The S&P 500 Index gained 18.70% as the U.S. economy showed signs of attaining sustainable growth. Improvements in the housing and job markets helped trigger optimism, though absolute levels still remain well below where they were prior to 2008.

Recovery from 2008 remains a major hurdle. Economic growth is still subpar compared with past recession recoveries, and the outlook is uncertain. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Federal Reserve Policy Drove Market Sentiment

The municipal bond (muni) market began the 12-month period on a fairly upbeat note, supported by stable-to-improving credit trends, robust issuance, healthy demand, and an accommodative Federal Reserve (Fed). Early in the period, the Fed also launched its third and most aggressive quantitative easing program (QE3), a strategy to purchase $85 billion of U.S. government securities each month until economic growth and employment improve. The Fed also kept its overnight interest rate target near 0%. These actions supported the U.S. bond market in general at the start of the period.

Beginning in spring 2013, investor sentiment shifted dramatically, as fears of a change in Fed policy triggered a broad market sell-off. Since 2008, the Fed’s massive QE programs have helped keep longer-term interest rates low and encouraged risk-taking. But Fed statements throughout the spring and summer indicated the central bank may start tapering its bond purchases this year. In addition, select economic data modestly improved, fueling further speculation that the Fed would change course. In response, bond yields soared, generating negative returns throughout the fixed income market.

Munis Underperformed Treasuries, Broad Bond Market

Despite outperforming during the first half of the period, munis underperformed their Treasury counterparts and the taxable investment-grade bond market for the entire 12-month period. Overall, market volatility, rising-rate worries, liquidity concerns, and a weaker supply/demand backdrop in the second half drove down 12-month returns. The most-liquid and shortest-duration (least price-sensitive to interest rate changes) fixed-income securities generally fared best.

Additionally, the City of Detroit bankruptcy filing on July 18, 2013, combined with mounting debt problems in Puerto Rico, which is among the largest muni issuers, further pressured the muni market. Although the Detroit bankruptcy was big news, it was not a big surprise, coming after decades of financial mismanagement and population declines. Nevertheless, the negative headlines surrounding the record-setting bankruptcy and growing concerns for Puerto Rico’s debt exacerbated the selling pressures in the muni market and led to additional price deterioration.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2013
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
7 Year Municipal Bond	-1.76%	Aggregate Bond	-2.47%
California Tax-Exempt Bond	-3.03%	Treasury Bond	-3.07%
Municipal Bond	-3.70%
Municipal High Yield Bond	-3.91%
Long-Term Municipal Bond	-7.43%

Performance

Total Returns as of August 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCITX	-2.51%	4.19%	3.84%	5.51%	11/9/83
Barclays 7 Year Municipal Bond Index	—	-1.76%	4.85%	4.58%	N/A(1)	—
Institutional Class	BCTIX	-2.32%	—	—	3.88%	3/1/10
A Class No sales charge* With sales charge*	BCIAX	-2.76% -7.11%	— —	— —	3.41% 2.05%	3/1/10
C Class	BCIYX	-3.56%	—	—	2.64%	3/1/10

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available January 1990.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

California Intermediate-Term Tax-Free Bond declined -2.51%* for the fiscal year ended August 31, 2013. By comparison, the Barclays 7 Year Municipal Bond Index declined -1.76%. Portfolio returns reflect operating expenses, while index returns do not. (Please see pages 4 and 5 for additional performance comparisons.)

The fund’s absolute return reflected the negative performance of municipal bond (muni) indices (see page 3) during the 12-month period. The fund’s underperformance relative to its benchmark was due primarily to a longer-maturity bias compared with the index.

Fiscal and Credit Fundamentals

In general, muni market fundamentals improved during the 12-month period, as many states and municipalities continued to take steps to curb spending and strengthen their budgets. A U.S. Census Bureau report released in June 2013 showed state revenues nationwide increased nearly 7% in the first quarter of 2013, compared with 2012’s first quarter. The report also indicated municipal tax revenues increased for 12 consecutive quarters through the first quarter of 2013.

In California, the state’s fiscal outlook continued to improve due to housing and technology sector gains and growing tax revenues. In November 2012, California voters approved Proposition 30, increasing the state’s sales tax rate for the next four years and marginal income tax rates for high-income taxpayers for the next seven years. Furthermore, a June 2013 Bloomberg article indicated rising home values and lower unemployment led to faster first-quarter-2013 economic growth for California than for the next four-largest states. Together, these factors are projected to help generate a possible surplus in the state’s $96.3 billion budget for fiscal 2014.

Increasing tax revenues and projections of structurally balanced state budgets for the next several years prompted Standard & Poor’s in January 2013 to increase California’s credit rating from “A-” to “A” and issue a stable outlook for the state. Fitch also upgraded the state’s debt in August 2013. Meanwhile, from a nationwide perspective, muni credit-rating downgrades generally outpaced upgrades, but the overall default rate remained low. We believe it’s unlikely any states will default, but select credit ratings may remain under downward pressure.

Portfolio Positioning

We continued to emphasize revenue bonds over general obligation (GO) bonds. In particular, the investment team favored essential service (such as water and sewer project) revenue bonds, along with transportation, and sales-tax-secured bonds.

*All fund returns referenced in this commentary are for Investor Class shares.

The fund’s longer maturity and yield-curve positioning appeared to be the primary detractor from relative performance. Specifically, the fund’s national muni benchmark is more “bulleted” (focused on a particular maturity) than the fund, and that portion of the muni yield curve outperformed versus the fund’s broader maturity exposure.

Early in 2013, in anticipation of a steepening yield curve (a greater increase in longer-maturity yields than shorter-maturity), we began reducing the fund’s exposure to longer-maturity securities. We also boosted the fund’s exposure to higher-quality munis. These strategies offset some of the underperformance, as longer-term rates increased at a greater pace than shorter-term rates, and higher-quality munis outperformed lower-quality securities.

Security selection among lower-quality munis (which sharply outperformed higher-quality munis in calendar year 2012 but underperformed during the reporting period) weighed on the fund’s relative performance. In particular, selections within the higher education, industrial development revenue/pollution control revenue (IDR/PCR), and hospital sectors, along with a small (2.1%, as of August 31, 2013) position in Puerto Rico munis, detracted from results.

Against a backdrop of general technical weakening in the muni market during the second half of the reporting period (as described on page 3), as well as some weakening in local credit fundamentals, Puerto Rico munis sharply underperformed during the 12-month period. We believe the Puerto Rico market was generally oversold during the period, given underlying credit fundamentals that still support many of these bonds.

Outlook

We believe the recent jump in interest rates—though perhaps a near-term overreaction given still-subpar economic growth—represents the start of a legitimate long-term “normalization” of rates, as the market comes off extreme, artificially low, largely quantitative easing-influenced levels. Given the state’s favorable fiscal trends, we remain optimistic toward the California muni market. As always, we believe our fundamental credit research and risk management capabilities will continue to drive results.

Fund Characteristics

AUGUST 31, 2013
Portfolio at a Glance
Weighted Average Maturity	9.4 years
Average Duration (Modified)	5.2 years

Top Five Sectors	% of fund investments
General Obligation (GO)	20%
Electric Revenue	19%
Certificates of Participation (COPs)/Leases	11%
Transportation Revenue	10%
Water/Sewer/Gas Revenue	9%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.0%
Other Assets and Liabilities	1.0%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period(1) 3/1/13 – 8/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$956.90	$2.32	0.47%
Institutional Class	$1,000	$957.90	$1.33	0.27%
A Class	$1,000	$955.70	$3.55	0.72%
C Class	$1,000	$951.30	$7.23	1.47%
Hypothetical
Investor Class	$1,000	$1,022.84	$2.40	0.47%
Institutional Class	$1,000	$1,023.84	$1.38	0.27%
A Class	$1,000	$1,021.58	$3.67	0.72%
C Class	$1,000	$1,017.80	$7.48	1.47%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

AUGUST 31, 2013

	Principal Amount	Value
Municipal Securities — 99.0%
CALIFORNIA — 96.5%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.10%, 9/3/13 (LOC: Bank of America N.A.)	$2,345,000	$2,345,000
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 4.00%, 7/1/15	280,000	295,641
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 4.00%, 7/1/16	270,000	290,663
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/17	1,000,000	1,117,510
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/18	500,000	561,330
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2011 A, (Sharp HealthCare), 6.00%, 8/1/30	2,500,000	2,748,275
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/35 (NATL-RE)(1)	9,000,000	2,556,810
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/24	2,000,000	2,193,300
Alum Rock Union Elementary School District GO, Series 2013 A, (Election of 2012), 6.00%, 8/1/39	1,500,000	1,673,280
Anaheim Public Financing Authority Rev., Series 2011 A, (Electric System Distribution Facilities), 5.375%, 10/1/36	700,000	740,026
Anaheim Public Financing Authority Rev., Series 2012 A, (Electric System Distribution Facilities), 5.00%, 10/1/23	1,200,000	1,347,216
Anaheim Public Financing Authority Rev., Series 2012 A, (Electric System Distribution Facilities), 5.00%, 10/1/24	2,275,000	2,510,144
Anaheim Public Financing Authority Rev., Series 2012 A, (Electric System Distribution Facilities), 5.00%, 10/1/25	4,390,000	4,779,130
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.31%, 9/5/13	5,000,000	4,900,350
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.76%, 9/5/13	1,450,000	1,459,831
Bay Area Toll Authority Toll Bridge Rev., Series 2007 F, 5.00%, 4/1/17, Prerefunded at 100% of Par(2)	2,000,000	2,279,620
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/34	7,000,000	7,143,290
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G1, (San Francisco Bay Area), VRDN, 1.16%, 9/5/13	2,500,000	2,510,250
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.25%, 4/1/27	5,000,000	5,552,800
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.00%, 4/1/34	3,500,000	3,530,380
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/24	1,500,000	1,671,180
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/25	3,500,000	3,848,250
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/28	7,185,000	7,627,452
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S4, (San Francisco Bay Area), 5.00%, 4/1/43	5,610,000	5,507,730
Bay Area Water Supply & Conservation Agency Rev., Series 2013 A, 5.00%, 10/1/26	5,000,000	5,467,600

Principal Amount	Value

California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22	$1,800,000	$2,014,290
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	3,230,000	3,603,969
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	5,000,000	5,659,700
California Department of Water Resources Power Supply Rev., Series 2009 AG, (Central Valley), 5.00%, 12/1/25	1,000,000	1,106,420
California Department of Water Resources Power Supply Rev., Series 2010 L, 4.00%, 5/1/15	2,290,000	2,429,736
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/15	1,000,000	1,077,310
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/16	5,000,000	5,578,900
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/17	10,875,000	12,396,412
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/18	3,000,000	3,468,450
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19	7,000,000	8,173,480
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21	3,000,000	3,426,360
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	18,000,000	20,383,920
California Department of Water Resources Power Supply Rev., Series 2010 M, 4.00%, 5/1/15	7,275,000	7,718,920
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15	4,000,000	4,309,240
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/16	2,000,000	2,231,560
California Department of Water Resources Power Supply Rev., Series 2011 AJ, (Central Valley), 5.00%, 12/1/20	9,665,000	11,395,615
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/20	14,215,000	16,572,273
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/21	13,300,000	15,533,203
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14 (NATL-RE/FGIC)	8,460,000	8,818,535
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14(2)	1,130,000	1,176,918
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14	3,870,000	4,034,011
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18	7,000,000	8,151,220
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/19	4,505,000	5,269,138
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/20	5,000,000	5,749,150
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/22	2,000,000	2,197,300
California Economic Recovery GO, Series 2009 B, VRDN, 5.00%, 7/1/14	5,000,000	5,199,300
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31	1,455,000	1,471,412
California Educational Facilities Authority Rev., (San Francisco University), 5.00%, 10/1/16	1,200,000	1,345,884
California Educational Facilities Authority Rev., (San Francisco University), 5.00%, 10/1/21	750,000	837,563

Principal Amount	Value

California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/18	$500,000	$573,155
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/19	700,000	793,891
California Educational Facilities Authority Rev., (Santa Clara University), 5.25%, 4/1/23	2,000,000	2,190,320
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/36	1,045,000	988,716
California Educational Facilities Authority Rev., Series 2008 T4, (Stanford University), 5.00%, 3/15/14	5,000,000	5,131,400
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	2,100,000	2,289,357
California Educational Facilities Authority Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39	2,952,000	2,974,258
California Educational Facilities Authority Rev., Series 2010 A, (Loyola Marymount University), 5.00%, 10/1/30	1,365,000	1,384,233
California Educational Facilities Authority Rev., Series 2010 B, (Loyola Marymount University), VRN, 0.86%, 9/5/13	3,675,000	3,678,344
California Educational Facilities Authority Rev., Series 2012 A, (University of the Pacific), 4.50%, 11/1/15	1,240,000	1,338,406
California Educational Facilities Authority Rev., Series 2012 A, (University of the Pacific), 4.50%, 11/1/17	1,000,000	1,116,480
California GO, 5.00%, 2/1/14, Prerefunded at 100% of Par(2)(3)	4,000,000	4,081,040
California GO, 5.125%, 2/1/14, Prerefunded at 100% of Par(2)	5,000,000	5,103,950
California GO, 4.00%, 10/1/14	3,000,000	3,124,110
California GO, 5.00%, 9/1/15	9,115,000	9,933,527
California GO, 5.00%, 11/1/16 (Ambac)	1,575,000	1,780,254
California GO, 5.50%, 4/1/18	2,535,000	2,979,740
California GO, 5.00%, 8/1/18	2,260,000	2,544,037
California GO, 5.00%, 9/1/18	1,000,000	1,161,090
California GO, 5.00%, 9/1/19	7,645,000	8,907,954
California GO, 5.25%, 2/1/20	2,020,000	2,028,181
California GO, 5.00%, 3/1/20	1,690,000	1,875,984
California GO, 5.00%, 8/1/20	5,000,000	5,606,450
California GO, 5.25%, 10/1/20	5,000,000	5,769,350
California GO, 5.00%, 3/1/22	5,000,000	5,418,200
California GO, 5.00%, 9/1/22	2,000,000	2,281,880
California GO, 5.50%, 4/1/24	4,600,000	5,077,112
California GO, 5.00%, 8/1/24	1,260,000	1,395,992
California GO, 5.00%, 2/1/27	14,000,000	14,861,560
California GO, 5.00%, 2/1/28	5,795,000	6,087,937
California GO, 5.75%, 4/1/28	5,000,000	5,410,550
California GO, 5.00%, 10/1/29	9,000,000	9,289,620
California GO, 5.75%, 4/1/31	5,000,000	5,341,100
California GO, 5.00%, 11/1/32	1,890,000	1,924,719
California GO, 6.50%, 4/1/33	5,000,000	5,818,300
California GO, 6.00%, 4/1/38	3,000,000	3,322,890
California GO, Series 2012 B, VRN, 0.96%, 9/5/13	2,000,000	2,011,920
California GO, Series 2012 B, VRN, 1.06%, 9/5/13	800,000	806,736
California GO, Series 2012 B, VRN, 1.21%, 9/5/13	960,000	975,581
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/18	1,000,000	1,154,440
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/19	735,000	848,954
California Health Facilities Financing Authority Rev., (NCROC Paradise Valley Estates), 5.70%, 12/1/24 (Ambac/California Mortgage Insurance)	1,455,000	1,577,293
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,491,840

Principal Amount	Value

California Health Facilities Financing Authority Rev., Series 2008 A, (Scripps Health), 5.00%, 10/1/17	$1,400,000	$1,597,218
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.50%, 8/15/17	1,000,000	1,159,180
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.25%, 8/15/22	3,335,000	3,754,176
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	2,200,000	2,188,032
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,491,840
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 5.00%, 10/1/14	500,000	524,535
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	40,000	49,653
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.25%, 10/1/24	3,250,000	3,806,140
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38	2,085,000	2,372,209
California Health Facilities Financing Authority Rev., Series 2008 H, (Catholic Healthcare West), 5.125%, 7/1/22	485,000	519,047
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 5.00%, 7/1/18	3,000,000	3,406,950
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.25%, 11/1/29	5,000,000	5,524,500
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.50%, 7/1/29	1,500,000	1,612,680
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39	1,000,000	1,077,710
California Health Facilities Financing Authority Rev., Series 2010 A, (Stanford Hospital), 5.00%, 11/15/25	2,000,000	2,110,920
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 6.00%, 8/15/42	1,000,000	1,101,720
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/18	1,305,000	1,501,833
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/22	1,650,000	1,848,610
California Health Facilities Financing Authority Rev., Series 2012 B, (Children’s Hospital of Los Angeles), VRDN, 1.86%, 9/5/13	4,025,000	4,075,272
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	890,000	862,232
California Infrastructure & Economic Development Bank Rev., (SRI International), 3.00%, 9/1/14	1,110,000	1,135,219
California Infrastructure & Economic Development Bank Rev., (SRI International), 4.00%, 9/1/15	545,000	576,539
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/20	1,040,000	1,157,510
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/21	1,095,000	1,198,631

Principal Amount	Value

California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/22	$1,150,000	$1,256,824
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/28	2,000,000	2,042,160
California Infrastructure & Economic Development Bank Rev., Series 2000 A, (Scripps Research Institute), 5.625%, 7/1/20	895,000	898,240
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridges Seismic Retrofit 1st Lien), 5.125%, 7/1/26, Prerefunded at 100% of Par (Ambac)(2)	5,000,000	5,928,200
California Infrastructure & Economic Development Bank Rev., Series 2010 A, (University of California, San Francisco Neuroscience Building), 5.00%, 5/15/22	3,735,000	4,132,068
California Infrastructure & Economic Development Bank Rev., Series 2012 A1, (J. Paul Getty Trust), 4.00%, 10/1/15	975,000	1,047,735
California Infrastructure & Economic Development Bank Rev., Series 2012 B1, (J. Paul Getty Trust), VRDN, 0.36%, 9/5/13	7,500,000	7,495,275
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.88%, 9/3/13	3,000,000	3,001,080
California Municipal Finance Authority Rev., (Biola University), 5.00%, 10/1/18	1,000,000	1,091,940
California Municipal Finance Authority Rev., (Community Hospitals Central), 5.00%, 2/1/17	2,000,000	2,188,240
California Municipal Finance Authority Rev., Series 2007, (Loma Linda University), 5.00%, 4/1/23	1,145,000	1,188,304
California Municipal Finance Authority Rev., Series 2007, (Loma Linda University), 5.00%, 4/1/28	2,000,000	2,024,780
California Municipal Finance Authority Rev., Series 2010 A, (Chevron USA, Inc.), VRDN, 0.04%, 9/3/13 (GA: Chevron Corp.)	1,800,000	1,800,000
California Municipal Finance Authority Rev., Series 2010 A, (Eisenhower Medical Center), 5.00%, 7/1/19	605,000	654,501
California Municipal Finance Authority Rev., Series 2010 A, (Eisenhower Medical Center), 5.25%, 7/1/21	1,760,000	1,863,400
California Municipal Finance Authority Rev., Series 2010 A, (University of Louisiana Verne), 5.00%, 6/1/17	2,290,000	2,495,459
California Municipal Finance Authority Rev., Series 2011, (Emerson College), 5.75%, 1/1/33	2,250,000	2,388,915
California Municipal Finance Authority Rev., Series 2011, (Emerson College), 6.00%, 1/1/42	1,000,000	1,073,050
California Public Works Board Lease Rev., Series 2005 A, (Department of General Services – Butterfield), 5.00%, 6/1/14	1,800,000	1,863,936
California Public Works Board Lease Rev., Series 2005 A, (Department of General Services – Butterfield), 5.00%, 6/1/15	1,450,000	1,560,708
California Public Works Board Lease Rev., Series 2006 A, (California State University), 5.00%, 10/1/16 (NATL-RE/FGIC)	1,500,000	1,684,425
California Public Works Board Lease Rev., Series 2006 F, (Department of Corrections & Rehabilitation), 5.00%, 11/1/13 (NATL-RE/FGIC)	2,590,000	2,610,875
California Public Works Board Lease Rev., Series 2006 F, (Department of Corrections & Rehabilitation), 5.25%, 11/1/19 (NATL-RE/FGIC)	1,210,000	1,408,839

Principal Amount	Value

California Public Works Board Lease Rev., Series 2009 A, (Department of General Services – Building 8 & 9), 6.25%, 4/1/34	$2,435,000	$2,761,120
California Public Works Board Lease Rev., Series 2009 B, (Department of Education – Riverside Campus), 6.00%, 4/1/27	2,130,000	2,419,957
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.00%, 10/1/16	2,500,000	2,807,375
California Public Works Board Lease Rev., Series 2009 I1, (Various Capital Projects), 5.00%, 11/1/13	2,000,000	2,016,120
California Public Works Board Lease Rev., Series 2011 A, (Various Capital Projects), 5.00%, 10/1/17	6,490,000	7,419,498
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.25%, 12/1/26	2,000,000	2,129,860
California Public Works Board Lease Rev., Series 2011 G, (University of California), 5.00%, 12/1/28	3,700,000	3,925,626
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/15	4,000,000	4,279,400
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/21	3,000,000	3,372,450
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/22	2,100,000	2,340,534
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/23	2,000,000	2,194,380
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,800,000	1,912,212
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	4,545,000	4,398,060
California Public Works Board Lease Rev., Series 2012 G, (Various Capital Projects), 5.00%, 11/1/37	1,720,000	1,663,670
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/20	1,250,000	1,456,988
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/24	5,000,000	5,531,100
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/16	750,000	837,315
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/17	815,000	922,319
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/18	515,000	586,879
California Statewide Communities Development Authority Rev., (John Muir Health), 5.00%, 7/1/20	2,225,000	2,487,439
California Statewide Communities Development Authority Rev., (St. Joseph Remarketing), 5.125%, 7/1/24 (NATL-RE)	2,000,000	2,147,940
California Statewide Communities Development Authority Rev., Series 2002 B, (Pooled Financing Program), 5.20%, 10/1/13, Partially Prerefunded at 100% of Par (FSA(2)	440,000	441,531
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.30%, 11/1/18	1,820,000	1,925,924
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.40%, 11/1/27	1,000,000	953,270
California Statewide Communities Development Authority Rev., Series 2007 A, (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/1/20 (California Mortgage Insurance)	1,000,000	1,085,290

Principal Amount	Value

California Statewide Communities Development Authority Rev., Series 2007 A, (Valleycare Health System), 4.80%, 7/15/17	$2,530,000	$2,501,892
California Statewide Communities Development Authority Rev., Series 2007 A, (Valleycare Health System), 5.00%, 7/15/22	2,460,000	2,310,186
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/19	1,450,000	1,669,516
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	5,400,000	5,197,176
Calleguas-Las Virgenes Public Financing Authority Rev., Series 2007 A, (Municipal Water District), 5.00%, 7/1/20 (NATL-RE/FGIC)	1,000,000	1,079,710
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 87-1), 5.00%, 9/1/18 (Ambac)	3,115,000	3,339,529
Chabot-Las Positas Community College District GO, (2016 Crossover), 5.00%, 8/1/29	3,980,000	4,124,753
Chula Vista Rev., Series 2006 A, (San Diego Gas and Electric), 1.65%, 7/1/18	8,365,000	8,281,601
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/17	850,000	917,473
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/18	875,000	942,191
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/19	1,400,000	1,484,252
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, (Election of 2004), 0.00%, 8/1/24 (NATL-RE)(1)	5,935,000	3,552,097
Coast Community College District GO, Series 2013 A, (Election of 2012), 4.00%, 8/1/38	1,595,000	1,361,029
Contra Costa Water District Rev., Series 2013 R, 5.00%, 10/1/43	2,055,000	2,094,066
East Bay Municipal Utility District Rev., Series 2012 B, 4.00%, 6/1/15	1,185,000	1,260,082
East Bay Municipal Utility District Rev., Series 2012 B, 5.00%, 6/1/16	5,750,000	6,430,110
East Bay Municipal Utility District Rev., Series 2012 B, 5.00%, 6/1/18	4,245,000	4,933,454
East Side Union High School District GO, Series 2012, 5.00%, 8/1/25	1,405,000	1,514,056
East Side Union High School District GO, Series 2013, 5.00%, 8/1/29	2,450,000	2,505,688
Eastern Municipal Water District Water & Sewer COP, Series 2008 H, 5.00%, 7/1/24	1,000,000	1,095,080
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/14	600,000	618,906
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 5.00%, 7/1/15	600,000	649,686
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/16	600,000	654,258
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.80%, 1/15/20	2,000,000	2,028,180
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.85%, 1/15/23	3,000,000	3,037,200
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 0.00%, 1/15/24(1)	3,000,000	1,546,470

Principal Amount	Value

Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 0.00%, 1/15/25(1)	$8,000,000	$3,826,400
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.875%, 1/15/26	1,995,000	2,015,269
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.875%, 1/15/27	1,500,000	1,511,925
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 0.00%, 1/15/32(1)	5,000,000	1,452,950
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 1995 A, (Senior Lien), 0.00%, 1/1/26(1)(2)	10,000,000	6,323,400
Franklin-McKinley School District GO, Series 2005 A, (Election of 2004), 5.00%, 8/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,150,000	1,251,580
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/45	3,000,000	2,754,720
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	1,365,000	1,152,237
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/21	1,000,000	1,111,570
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/29	2,000,000	2,009,040
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	1,650,000	1,640,612
Golden State Tobacco Securitization Corp. Settlement Rev., Capital Appreciation, Series 2005 A, 0.00%, 6/1/25 (AGM)(1)	2,000,000	1,174,520
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/25	$680,000	$748,966
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/26	685,000	740,519
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.25%, 8/1/27	750,000	819,053
Huntington Beach Union High School District GO, 5.00%, 8/1/26	3,030,000	3,327,637
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 4.50%, 9/1/13	785,000	785,071
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 4.75%, 9/1/16	600,000	624,630
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 5.00%, 9/1/20	745,000	767,901
Kern High School District GO, 5.00%, 8/1/26	1,900,000	2,034,691
Liberty Union High School District GO, 5.00%, 8/1/29	1,985,000	2,060,132
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.00%, 11/15/35	1,215,000	1,147,677
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(4)	2,100,000	1,057,035
Los Altos Elementary School District GO, 5.00%, 8/1/16, Prerefunded at 100% of Par (Ambac)(2)	1,045,000	1,174,402
Los Altos Elementary School District GO, 5.00%, 8/1/19 (Ambac)	1,455,000	1,617,058
Los Angeles Community College District GO, Series 2007 A, (Election of 2001), 5.00%, 8/1/32 (NATL-RE/FGIC)	2,000,000	2,024,100
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/21	1,195,000	1,348,307
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/22	1,000,000	1,122,310

Principal Amount	Value

Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/23	$1,955,000	$2,179,571
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2008 B, (Proposal A), 5.00%, 7/1/31	1,000,000	1,029,910
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2010 A, (General Union Station), 5.00%, 7/1/20	3,000,000	3,462,450
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2013 A, 5.00%, 7/1/20	7,000,000	8,196,440
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.00%, 5/15/18	750,000	855,795
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	3,000,000	2,960,580
Los Angeles Department of Airports Rev., Series 2010 D, (Los Angeles International Airport), 5.00%, 5/15/24	3,040,000	3,282,653
Los Angeles Department of Water & Power Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	5,000,000	5,125,450
Los Angeles Department of Water & Power Rev., Series 2008 A2, (Power System), 5.25%, 7/1/32	3,535,000	3,726,243
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 5.00%, 7/1/14	400,000	416,220
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 4.00%, 7/1/16	1,000,000	1,092,210
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 5.00%, 7/1/18	780,000	905,915
Los Angeles Department of Water & Power Rev., Series 2012 A, (Power System), 5.00%, 7/1/26	1,000,000	1,088,140
Los Angeles Department of Water & Power Rev., Series 2012 C, 5.00%, 7/1/24	1,500,000	1,677,555
Los Angeles Department of Water & Power Rev., Series 2012 C, (Power System), 5.00%, 1/1/16	8,750,000	9,565,150
Los Angeles Department of Water & Power Rev., Series 2013 B, 5.00%, 7/1/27	6,470,000	6,997,046
Los Angeles Harbor Department Rev., Series 2011 B, 5.00%, 8/1/24	1,225,000	1,349,987
Los Angeles Municipal Improvement Corp. Rev., Series 2012 C, 5.00%, 3/1/25	3,000,000	3,188,610
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	1,700,000	1,712,274
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/18 (FGIC)	1,230,000	1,376,887
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/30 (FGIC)	4,000,000	4,222,920
Los Angeles Unified School District GO, Series 2007 H, (Election of 2004), 5.00%, 7/1/32 (AGM)	2,000,000	2,063,840
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29	4,000,000	4,157,160
Los Angeles Unified School District GO, Series 2010 KRY, 5.25%, 7/1/26	3,000,000	3,265,230
Los Angeles Unified School District GO, Series 2011 A1, 4.00%, 7/1/17	1,000,000	1,102,100
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	2,565,000	2,976,426
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/24	5,140,000	5,692,087
Los Angeles Unified School District GO, Series 2011 A2, 5.00%, 7/1/21	3,000,000	3,504,000
Los Angeles Wastewater System Rev., Series 2009 A, 5.75%, 6/1/34	2,975,000	3,355,443
M-S-R Public Power Agency Rev., Series 2007 K, (San Juan), 5.00%, 7/1/14 (NATL-RE)	1,000,000	1,039,520

Principal Amount	Value

Metropolitan Water District of Southern California Rev., Series 2011 A2, VRDN, 0.21%, 9/5/13	$2,000,000	$1,996,520
Metropolitan Water District of Southern California Rev., Series 2011 A4, VRDN, 0.21%, 9/5/13	2,000,000	1,996,520
Metropolitan Water District of Southern California Rev., Series 2012 B2, VRDN, 0.41%, 9/5/13	13,755,000	13,756,375
Mount San Antonio Community College District GO, Capital Appreciation, Series 2005 A, (Election of 2001), 0.00%, 8/1/16 (NATL-RE)(1)(2)	5,000,000	4,856,150
Mount San Antonio Community College District GO, Series 2013 A, (Election of 2008), 5.00%, 8/1/34	2,000,000	2,021,760
Mountain View COP, (Capital Projects), 5.25%, 8/1/18	1,485,000	1,491,029
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/17	1,000,000	1,102,270
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/21	1,200,000	1,283,736
Murrieta Valley Unified School District Public Financing Authority Special Tax Rev., Series 2006 A, 4.00%, 9/1/13 (AGC)	1,690,000	1,690,169
Murrieta Valley Unified School District Public Financing Authority Special Tax Rev., Series 2006 A, 4.00%, 9/1/14 (AGC)	1,085,000	1,120,404
Newport Beach Rev., Series 2009 A, (Hoag Memorial Hospital Presbyterian), 5.00%, 12/1/18(2)	1,505,000	1,770,964
Newport Beach Rev., Series 2011 A, (Hoag Memorial Hospital Presbyterian), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,257,570
Northern California Power Agency Rev., Series 2010 A, 4.00%, 7/1/14	1,500,000	1,547,730
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16	1,000,000	1,114,550
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/19	2,000,000	2,259,420
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/20	1,515,000	1,694,527
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/21	2,050,000	2,253,729
Northern California Power Agency Rev., Series 2010 A, 5.25%, 8/1/22	4,250,000	4,683,627
Northern California Power Agency Rev., Series 2012 A, 5.00%, 7/1/26	1,750,000	1,860,355
Northern California Power Agency Rev., Series 2012 A, 5.00%, 7/1/27	2,000,000	2,097,420
Oakland Unified School District Alameda County GO, (Election of 2000), 5.00%, 8/1/15 (NATL-RE)	1,000,000	1,062,800
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.00%, 8/1/22	750,000	775,373
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	2,150,000	2,095,648
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 4.00%, 2/1/15	1,350,000	1,410,021
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/16	1,000,000	1,094,860
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/18	3,145,000	3,532,275
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/25	4,000,000	4,187,440
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.45%, 9/2/15	280,000	289,100

Principal Amount	Value

Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.55%, 9/2/16	$210,000	$216,434
Orange County Sanitation District COP, Series 2007 B, 5.00%, 2/1/26 (AGM)	2,750,000	2,919,592
Orange County Transportation Authority Rev., (Senior Lien 91 Express Lanes), 5.00%, 8/15/24	1,000,000	1,106,380
Orange County Water District Rev., Series 2013 A, 5.00%, 8/15/33	4,000,000	4,201,640
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 4.00%, 6/1/16	1,335,000	1,429,518
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 5.00%, 6/1/23	1,230,000	1,339,937
Palomar Pomerado Health Care District COP, 5.25%, 11/1/21	1,000,000	1,022,090
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	1,120,000	1,068,760
Palomar Pomerado Health GO, Capital Appreciation, Series 2009 A, (Election of 2004), 0.00%, 8/1/19 (AGC)(4)	1,660,000	1,239,937
Peralta Community College District GO, 5.00%, 8/1/17	2,085,000	2,373,647
Peralta Community College District GO, 5.00%, 8/1/22	2,145,000	2,433,588
Port of Oakland Rev., Series 2007 C, 5.00%, 11/1/16 (NATL-RE)	1,270,000	1,434,795
Port of Oakland Rev., Series 2007 C, (Intermediate Lien) 5.00%, 11/1/17 (NATL-RE)	2,375,000	2,723,816
Port of Oakland Rev., Series 2012 Q, (Senior Lien), 2.00%, 5/1/14	1,100,000	1,112,936
Porterville Public Financing Authority Sewer Rev., 5.625%, 10/1/36	2,500,000	2,650,525
Poway Unified School District Public Financing Authority Special Tax Rev., 5.00%, 9/15/19 (Ambac)	1,155,000	1,225,062
Poway Unified School District Public Financing Authority Special Tax Rev., 5.00%, 9/15/20 (Ambac)	1,210,000	1,268,600
Poway Unified School District Rev., Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(1)	2,780,000	510,964
Rancho Mirage Joint Powers Financing Authority Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/15	1,505,000	1,601,004
Rancho Mirage Joint Powers Financing Authority Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/21	1,000,000	1,041,700
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.125%, 9/1/22	790,000	843,657
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.25%, 9/1/23	1,300,000	1,391,962
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.375%, 9/1/24	1,410,000	1,499,930
Riverside County Asset Leasing Corp. Rev., Series 2013 A, (Public Defender and Probation Building), 5.00%, 11/1/43	1,000,000	932,260
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/14 (Ambac)	50,000	52,458
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/15 (Ambac)	3,035,000	3,289,363
Riverside County Palm Desert Financing Authority Rev., Series 2008 A, 5.00%, 5/1/14	1,450,000	1,494,138

Principal Amount	Value

Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40	$935,000	$983,050
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	1,335,000	1,387,572
Riverside Public Financing Authority Lease Rev., Series 2012 A, 4.00%, 11/1/33	1,640,000	1,359,872
Sacramento City Financing Authority Lease Rev., Series 1993 A, 5.40%, 11/1/20 (Ambac)	3,000,000	3,352,860
Sacramento City Financing Authority Rev., 5.00%, 12/1/16 (NATL-RE/FGIC)	2,500,000	2,690,400
Sacramento County Airport System Rev., 5.00%, 7/1/20	1,000,000	1,129,030
Sacramento County Airport System Rev., 5.00%, 7/1/23	1,000,000	1,087,300
Sacramento County Airport System Rev., 5.00%, 7/1/24	1,000,000	1,073,480
Sacramento County Airport System Rev., Series 2009 B, 4.25%, 7/1/16	1,000,000	1,087,720
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 A, 5.25%, 12/1/21 (NATL-RE/FGIC)	1,000,000	1,183,060
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 B, VRN, 0.71%, 9/3/13 (NATL-RE/FGIC)	2,500,000	1,958,525
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.70%, 7/1/17 (Ambac)	3,105,000	3,606,302
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.25%, 7/1/24 (Ambac)	3,000,000	3,422,220
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/24	1,500,000	1,659,300
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/25	5,000,000	5,455,000
Sacramento Regional Transit District Rev., (Farebox Revenue), 3.00%, 3/1/15	840,000	868,098
Sacramento Regional Transit District Rev., (Farebox Revenue), 4.00%, 3/1/16	440,000	472,098
Sacramento Regional Transit District Rev., (Farebox Revenue), 4.00%, 3/1/17	1,000,000	1,080,240
Sacramento Regional Transit District Rev., (Farebox Revenue), 5.00%, 3/1/18	250,000	280,340
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.25%, 8/1/18	350,000	408,114
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.50%, 8/1/18, Prerefunded at 100% of Par(2)	300,000	357,867
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/18, Prerefunded at 100% of Par(2)	12,045,000	14,796,078
San Bernardino Community College District GO, Capital Appreciation, Series 2009 B, (Election of 2008), 0.00%, 8/1/19(4)	9,840,000	7,481,057
San Buenaventura Rev., (Community Memorial Health System), 8.00%, 12/1/26	2,000,000	2,281,560
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,200,000	1,295,400
San Diego Community College District GO, (Election of 2002), 5.00%, 8/1/30	3,000,000	3,173,010
San Diego Convention Center Expansion Financing Authority Rev., Series 2012 A, 4.00%, 4/15/17	1,250,000	1,348,938
San Diego Convention Center Expansion Financing Authority Rev., Series 2012 A, 4.00%, 4/15/18	1,160,000	1,245,724
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/19	1,290,000	1,467,865
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/21	2,000,000	2,212,980
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/34	750,000	737,558

Principal Amount	Value

San Diego County Regional Airport Authority Rev., Series 2013 A, 4.00%, 7/1/18	$300,000	$331,176
San Diego County Regional Airport Authority Rev., Series 2013 A, 4.00%, 7/1/19	400,000	440,736
San Diego County Regional Transportation Commission Rev., Series 2012 A, 5.00%, 4/1/21	5,940,000	6,953,780
San Diego County Water Authority Rev., Series 2011 S1, (Subordinate Lien), 5.00%, 7/1/16	2,780,000	3,097,226
San Diego Public Facilities Financing Authority Rev., Series 2009 A, 5.00%, 8/1/21	1,000,000	1,122,960
San Diego Public Facilities Financing Authority Rev., Series 2009 B, 5.00%, 5/15/22	3,680,000	4,119,466
San Diego Public Facilities Financing Authority Tax Allocation Rev., Series 2007 B, (Southcrest and Central Imperial Redevelopment), 5.125%, 10/1/22 (Radian)	1,230,000	1,244,846
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/21	2,000,000	2,336,740
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/24	2,000,000	2,238,800
San Diego Public Facilities Financing Sewer Authority Rev., Series 2010 A, 5.25%, 5/15/24	3,400,000	3,829,658
San Diego Unified School District GO, Capital Appreciation, Series 2012 E, 0.00%, 7/1/32(4)	5,000,000	1,531,700
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/24	500,000	557,970
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/25	500,000	550,180
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/26	1,000,000	1,087,360
San Francisco City and County Airports Commission Rev., Series 2008-34D, (San Francisco International Airport), 5.00%, 5/1/17 (AGC)	3,375,000	3,841,931
San Francisco City and County Airports Commission Rev., Series 2008-34D, (San Francisco International Airport), 5.00%, 5/1/18 (AGC)	2,000,000	2,302,560
San Francisco City and County Airports Commission Rev., Series 2009 D, (San Francisco International Airport), 4.00%, 5/1/24	1,625,000	1,665,170
San Francisco City and County Airports Commission Rev., Series 2009 E, (San Francisco International Airport), 5.25%, 5/1/23	3,500,000	3,976,980
San Francisco City and County Airports Commission Rev., Series 2010 C, (San Francisco International Airport), (Governmental Purpose), 5.00%, 5/1/19	1,500,000	1,736,325
San Francisco City and County Airports Commission Rev., Series 2011 D, 5.00%, 5/1/29	6,270,000	6,458,727
San Francisco City and County Airports Commission Rev., Series 2011 D, (San Francisco International Airport), 5.00%, 5/1/24	4,025,000	4,359,357
San Francisco City and County Airports Commission Rev., Series 2012 B, (San Francisco International Airport), 5.00%, 5/1/26	1,250,000	1,334,475
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/17	2,440,000	2,748,953
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29	1,170,000	1,198,571
San Francisco City and County COP, Series 2010 A, 5.00%, 10/1/19	2,930,000	3,359,362
San Francisco City and County COP, Series 2011 B, 4.00%, 9/1/14	3,000,000	3,112,020

Principal Amount	Value

San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 10/1/21	$5,000,000	$5,812,500
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 11/1/28	2,780,000	2,974,433
San Francisco City and County Redevelopment Agency Special Tax Rev., Series 2005 A, VRDN, 0.07%, 9/5/13 (LOC: JPMorgan Chase Bank N.A.)	1,100,000	1,100,000
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/15	420,000	442,991
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/16	440,000	470,430
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/17	465,000	500,298
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.50%, 8/1/18	485,000	532,035
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.00%, 8/1/19	510,000	571,108
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.00%, 8/1/20	515,000	573,931
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/1/17(1)(2)	1,000,000	960,240
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/1/25(1)(2)	3,290,000	2,195,516
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/1/26(1)(2)	1,400,000	885,276
San Mateo County Transportation District Sales Tax Rev., Series 1993 A, 5.25%, 6/1/18 (NATL-RE)	2,680,000	3,095,829
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.875%, 9/1/32	690,000	716,117
San Mateo Union High School District GO, Capital Appreciation, 0.00%, 2/15/15(1)	7,090,000	7,017,895
San Ramon Valley Unified School District GO, (Election of 2002), 5.00%, 8/1/16, Prerefunded at 100% of Par (NATL-RE)(2)	1,000,000	1,122,900
Santa Ana Community Redevelopment Agency Tax Allocation Rev., Series 2003 B, (South Main Street Redevelopment), 5.00%, 9/1/13 (NATL-RE/FGIC)	1,885,000	1,885,226
Santa Barbara County COP, 5.375%, 10/1/17 (Ambac)	2,750,000	2,756,572
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 4.00%, 2/1/16	4,735,000	5,113,705
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 4.00%, 2/1/17	2,055,000	2,255,856
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 5.00%, 2/1/18	5,000,000	5,735,450
Santa Clara Electric Rev., Series 2011 A, 5.00%, 7/1/30	1,000,000	1,024,020

Principal Amount	Value

Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 B, 5.00%, 4/1/18	$7,645,000	$8,809,333
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 B, 5.00%, 4/1/20	4,000,000	4,654,520
Santa Fe Springs Community Development Commission Tax Allocation Rev., 5.375%, 9/1/16 (NATL-RE)	430,000	431,114
Santa Maria Joint Union High School District GO, 5.00%, 8/1/25	1,585,000	1,730,202
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.00%, 7/1/42	600,000	600,342
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.875%, 7/1/42	600,000	641,670
Santa Rosa Wastewater Rev., Capital Appreciation, Series 2002 B, 0.00%, 9/1/24 (Ambac)(1)	7,000,000	4,170,110
Shasta Lake Public Finance Authority Rev., 4.50%, 4/1/15	970,000	1,014,184
Shasta Lake Public Finance Authority Rev., 5.00%, 4/1/19	2,400,000	2,490,240
Shasta Lake Public Finance Authority Rev., 5.00%, 4/1/22	2,130,000	2,229,130
Solano County COP, 5.00%, 11/1/13 (NATL-RE)	1,135,000	1,144,012
South Orange County Public Financing Authority Rev., (Juvenile Justice Center), 4.25%, 6/1/17	2,000,000	2,196,120
South Orange County Public Financing Authority Rev., (Juvenile Justice Center), 4.50%, 6/1/18	2,700,000	3,002,103
South Placer Wastewater Authority Rev., Series 2011 D, VRN, 0.89%, 9/5/13	4,140,000	4,150,391
South Tahoe Joint Powers Financing Authority Rev., Series 2005 A, (Redevelopment Project Area No. 1), 5.00%, 10/1/19 (Ambac)	50,000	51,206
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	2,875,000	3,227,705
Southern California Public Power Authority Rev., Series 2008 B, (Southern Transmission), 6.00%, 7/1/27	2,000,000	2,316,920
Southern California Public Power Authority Rev., Series 2011 A, (Southern Transmission), 5.00%, 7/1/21	2,780,000	3,217,183
Southern California Public Power Authority Rev., Series 2012 A, 4.00%, 7/1/16	2,055,000	2,241,471
Southern California Public Power Authority Rev., Series 2012 A, 5.00%, 7/1/17	2,685,000	3,068,606
Southern California Public Power Authority Rev., Series 2012 A, 5.00%, 7/1/18	1,880,000	2,169,727
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/18	2,000,000	2,308,220
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/20	4,000,000	4,646,560
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	1,750,000	1,316,333
Tri-Dam Power Authority Rev., 4.00%, 11/1/14	1,260,000	1,293,831
Tri-Dam Power Authority Rev., 4.00%, 5/1/15	1,285,000	1,327,662
Tri-Dam Power Authority Rev., 4.00%, 11/1/15	1,310,000	1,364,077
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	1,000,000	1,086,890
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/15	690,000	728,295

Principal Amount	Value

Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/16	$940,000	$991,709
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 07-1), VRDN, 0.08%, 9/3/13 (LOC: Bank of America N.A.)	7,185,000	7,185,000
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.45%, 7/1/18 (AGM)	3,000,000	2,977,410
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	3,750,000	3,622,200
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	2,500,000	2,414,800
University of California Regents Medical Center Pooled Rev., Series 2008 D, 5.00%, 5/15/27	1,000,000	1,067,340
University of California Rev., Series 2009 Q, 5.25%, 5/15/23	2,000,000	2,276,580
University of California Rev., Series 2010 S, 5.00%, 5/15/20	1,405,000	1,592,272
University of California Rev., Series 2010 S, 5.00%, 5/15/40	1,250,000	1,255,450
University of California Rev., Series 2012 G, 5.00%, 5/15/25	6,000,000	6,580,800
Val Verde Unified School District COP, 5.00%, 1/1/14 (FGIC)(2)	1,000,000	1,016,240
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,145,000	1,219,162
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,505,000	2,667,249
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,640,000	2,810,993
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,415,000	1,506,650
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,000,000	1,064,770
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,980,000	3,173,015
West Basin Municipal Water District COP, Series 2008 A1, VRDN, 0.10%, 9/4/13 (SBBPA: Citibank N.A.)	1,425,000	1,425,000
West Contra Costa Unified School District GO, 5.00%, 8/1/32	3,500,000	3,407,985
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/18 (XLCA)	1,500,000	1,609,200
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/19 (XLCA)	1,000,000	1,064,700
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/20 (XLCA)	1,200,000	1,261,548
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	6,000,000	1,348,800
		1,175,241,870
GUAM — 0.2%
Guam Government GO, Series 2009 A, 6.00%, 11/15/19	1,000,000	1,022,210
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/19 (AGM)	1,000,000	1,132,920
		2,155,130
PUERTO RICO — 2.1%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	2,860,000	2,788,357
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	1,000,000	919,600

Principal Amount	Value

Puerto Rico Electric Power Authority Rev., Series 2002 KK, 5.50%, 7/1/14 (AGM)	$3,140,000	$3,200,162
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/22	4,950,000	4,291,303
Puerto Rico GO, Series 2001 A, (Public Improvement), 5.50%, 7/1/17 (XLCA)	4,000,000	4,001,800
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.00%, 7/1/41	1,000,000	667,130
Puerto Rico Government Development Bank Rev., 4.75%, 12/1/15 (NATL-RE)	1,500,000	1,512,105
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/14	1,510,000	1,522,790
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/15	5,000,000	5,033,900
Puerto Rico Public Buildings Authority Rev., Series 2007 M2, (Government Facilities), VRDN, 5.50%, 7/1/17 (Ambac)	1,000,000	978,520
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A1, 0.00%, 8/1/41(1)	2,280,000	291,088
		25,206,755
U.S. VIRGIN ISLANDS — 0.2%
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.00%, 10/1/14	500,000	520,050
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/15	170,000	176,502
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/16	500,000	512,865
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/20	1,000,000	1,022,280
		2,231,697
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $1,190,950,072)		1,204,835,452
OTHER ASSETS AND LIABILITIES — 1.0%		12,142,909
TOTAL NET ASSETS — 100.0%		$1,216,978,361

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
85	U.S. Treasury 30-Year Bonds	December 2013	$11,212,031	$(62,918)

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Company

FSA = Financial Security Assurance, Inc.

GA = Guaranty Agreement

GO = General Obligation

LOC = Letter of Credit

NATL-RE = National Public Finance Guarantee Corporation — Reinsured

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

XLCA = XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $280,572.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2013
Assets
Investment securities, at value (cost of $1,190,950,072)	$1,204,835,452
Receivable for investments sold	1,859,875
Receivable for capital shares sold	1,499,675
Interest receivable	13,573,655
1,221,768,657

Liabilities
Disbursements in excess of demand deposit cash	112,299
Payable for investments purchased	1,315,928
Payable for capital shares redeemed	2,414,410
Payable for variation margin on futures contracts	18,594
Accrued management fees	460,401
Distribution and service fees payable	24,560
Dividends payable	444,104
4,790,296

Net Assets	$1,216,978,361

Net Assets Consist of:
Capital paid in	$1,203,064,012
Distributions in excess of net investment income	(1,918)
Undistributed net realized gain	93,805
Net unrealized appreciation	13,822,462
$1,216,978,361

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,000,450,018	88,030,444	$11.36
Institutional Class	$160,328,763	14,105,805	$11.37
A Class	$36,644,168	3,224,053	$11.37*
C Class	$19,555,412	1,719,551	$11.37

*Maximum offering price $11.91 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED AUGUST 31, 2013
Investment Income (Loss)
Income:
Interest	$37,219,875

Expenses:
Management fees	5,605,309
Distribution and service fees:
A Class	103,331
C Class	186,608
Trustees’ fees and expenses	68,868
Other expenses	28
5,964,144

Net investment income (loss)	31,255,731

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	330,102
Futures contract transactions	227,846
557,948

Change in net unrealized appreciation (depreciation) on:
Investments	(66,536,815)
Futures contracts	(62,918)
(66,599,733)

Net realized and unrealized gain (loss)	(66,041,785)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,786,054)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2013 AND AUGUST 31, 2012
Increase (Decrease) in Net Assets	August 31, 2013	August 31, 2012
Operations
Net investment income (loss)	$31,255,731	$30,756,885
Net realized gain (loss)	557,948	8,931,484
Change in net unrealized appreciation (depreciation)	(66,599,733)	37,835,103
Net increase (decrease) in net assets resulting from operations	(34,786,054)	77,523,472

Distributions to Shareholders
From net investment income:
Investor Class	(26,616,058)	(27,844,638)
Institutional Class	(3,438,121)	(2,041,135)
A Class	(922,269)	(721,069)
C Class	(276,403)	(175,874)
From net realized gains:
Investor Class	(286,816)	—
Institutional Class	(30,906)	—
A Class	(11,424)	—
C Class	(4,604)	—
Decrease in net assets from distributions	(31,586,601)	(30,782,716)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	118,684,084	247,232,687

Net increase (decrease) in net assets	52,311,429	293,973,443

Net Assets
Beginning of period	1,164,666,932	870,693,489
End of period	$1,216,978,361	$1,164,666,932

Distributions in excess of net investment income	$(1,918)	$(4,798)

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2013

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended August 31, 2013 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2013 were $710,124,163 and $576,858,197, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2013		Year ended August 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,249,346	$313,038,806	26,911,687	$315,674,175
Issued in reinvestment of distributions	1,630,412	19,349,421	1,725,149	20,225,527
Redeemed	(25,700,665)	(303,605,745)	(14,134,802)	(165,442,954)
	2,179,093	28,782,482	14,502,034	170,456,748
Institutional Class
Sold	8,911,433	105,871,837	4,844,632	56,688,404
Issued in reinvestment of distributions	293,583	3,469,027	175,448	2,041,135
Redeemed	(2,386,988)	(28,170,291)	(1,008,455)	(11,845,700)
	6,818,028	81,170,573	4,011,625	46,883,839
A Class
Sold	1,783,525	21,301,969	2,069,462	24,234,996
Issued in reinvestment of distributions	67,419	800,039	49,639	583,486
Redeemed	(1,665,121)	(19,619,173)	(402,156)	(4,728,689)
	185,823	2,482,835	1,716,945	20,089,793
C Class
Sold	979,409	11,647,450	912,966	10,705,073
Issued in reinvestment of distributions	16,818	199,276	10,373	122,049
Redeemed	(476,627)	(5,598,532)	(87,505)	(1,024,815)
	519,600	6,248,194	835,834	9,802,307
Net increase (decrease)	9,702,544	$118,684,084	21,066,438	$247,232,687

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of August 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $18,594 in payable for variation margin on futures contracts.* For the year ended August 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $227,846 in net realized gain (loss) on futures contract transactions and $(62,918) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows

	2013	2012
Distributions Paid From
Exempt income	$31,237,679	$30,693,525
Taxable ordinary income	$15,172	$89,191
Long-term capital gains	$333,750	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,190,950,072
Gross tax appreciation of investments	$ 36,013,030
Gross tax depreciation of investments	(22,127,650)
Net tax appreciation (depreciation) of investments	$ 13,885,380
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$13,885,380
Other book-to-tax adjustments	$(314,123)
Undistributed tax-exempt income	—
Accumulated long-term gains	$343,092

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.96	0.30(2)	(0.60)	(0.30)	(0.30)	—(3)	(0.30)	$11.36	(2.51)%	0.47%	2.48%	46%	$1,000,450
2012	$11.41	0.36(2)	0.55	0.91	(0.36)	—	(0.36)	$11.96	8.06%	0.47%	3.04%	55%	$1,026,796
2011	$11.56	0.40(2)	(0.15)	0.25	(0.40)	—	(0.40)	$11.41	2.27%	0.48%	3.57%	49%	$814,078
2010	$10.98	0.41(2)	0.59	1.00	(0.42)	—	(0.42)	$11.56	9.26%	0.48%	3.70%	11%	$814,105
2009	$10.96	0.44	0.01	0.45	(0.43)	—	(0.43)	$10.98	4.32%	0.49%	4.07%	36%	$596,739
Institutional Class
2013	$11.96	0.32(2)	(0.59)	(0.27)	(0.32)	—(3)	(0.32)	$11.37	(2.32)%	0.27%	2.68%	46%	$160,329
2012	$11.41	0.38(2)	0.55	0.93	(0.38)	—	(0.38)	$11.96	8.28%	0.27%	3.24%	55%	$87,170
2011	$11.57	0.42(2)	(0.16)	0.26	(0.42)	—	(0.42)	$11.41	2.39%	0.28%	3.77%	49%	$37,381
2010(4)	$11.18	0.22(2)	0.39	0.61	(0.22)	—	(0.22)	$11.57	5.50%	0.28%(5)	3.76%(5)	11%(6)	$1,683
A Class
2013	$11.96	0.27(2)	(0.59)	(0.32)	(0.27)	—(3)	(0.27)	$11.37	(2.76)%	0.72%	2.23%	46%	$36,644
2012	$11.41	0.32(2)	0.56	0.88	(0.33)	—	(0.33)	$11.96	7.79%	0.72%	2.79%	55%	$36,341
2011	$11.57	0.37(2)	(0.16)	0.21	(0.37)	—	(0.37)	$11.41	1.93%	0.73%	3.32%	49%	$15,077
2010(4)	$11.18	0.19(2)	0.39	0.58	(0.19)	—	(0.19)	$11.57	5.27%	0.73%(5)	3.37%(5)	11%(6)	$2,556

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$11.97	0.18(2)	(0.60)	(0.42)	(0.18)	—(3)	(0.18)	$11.37	(3.56)%	1.47%	1.48%	46%	$19,555
2012	$11.42	0.23(2)	0.56	0.79	(0.24)	—	(0.24)	$11.97	6.99%	1.47%	2.04%	55%	$14,361
2011	$11.57	0.29(2)	(0.15)	0.14	(0.29)	—	(0.29)	$11.42	1.27%	1.48%	2.57%	49%	$4,157
2010(4)	$11.18	0.15(2)	0.39	0.54	(0.15)	—	(0.15)	$11.57	4.87%	1.48%(5)	2.65%(5)	11%(6)	$2,076

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	March 1, 2010 (commencement of sale) through August 31, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and
Municipal Funds and Shareholders of the California Intermediate-Term
Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Intermediate-Term Tax-Free Bond Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

October 21, 2013

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $31,259,865 as exempt interest dividends for the fiscal year ended August 31, 2013.

The fund hereby designates $333,750, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended August 31, 2013.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79625 1310

ANNUAL REPORT	AUGUST 31, 2013

California Long-Term Tax-Free Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Approval of Management Agreement	34
Additional Information	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

U.S. Government Bond Yields and Stock Indices Soared

U.S. government bond yields and stock indices traced roughly parallel upward paths during the 12 months ended August 31, 2013. The 10-year U.S. Treasury yield began the period at just 1.55%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE sent bond yields soaring from early May to the end of August—the 10-year U.S. Treasury yield closed the period at 2.78%. The 10-year U.S. Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –7.52% and –2.47%, respectively, for the 12 months. Municipal bonds generally trailed taxable bonds—the Barclays Municipal Bond Index returned –3.70%.

U.S. stocks also experienced volatility from mid-May to mid-June as a result of the “Taper Tantrum,” but it was a relatively small setback in an otherwise solid 12-month performance period. The S&P 500 Index gained 18.70% as the U.S. economy showed signs of attaining sustainable growth. Improvements in the housing and job markets helped trigger optimism, though absolute levels still remain well below where they were prior to 2008.

Recovery from 2008 remains a major hurdle. Economic growth is still subpar compared with past recession recoveries, and the outlook is uncertain. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Federal Reserve Policy Drove Market Sentiment

The municipal bond (muni) market began the 12-month period on a fairly upbeat note, supported by stable-to-improving credit trends, robust issuance, healthy demand, and an accommodative Federal Reserve (Fed). Early in the period, the Fed also launched its third and most aggressive quantitative easing program (QE3), a strategy to purchase $85 billion of U.S. government securities each month until economic growth and employment improve. The Fed also kept its overnight interest rate target near 0%. These actions supported the U.S. bond market in general at the start of the period.

Beginning in spring 2013, investor sentiment shifted dramatically, as fears of a change in Fed policy triggered a broad market sell-off. Since 2008, the Fed’s massive QE programs have helped keep longer-term interest rates low and encouraged risk-taking. But Fed statements throughout the spring and summer indicated the central bank may start tapering its bond purchases this year. In addition, select economic data modestly improved, fueling further speculation that the Fed would change course. In response, bond yields soared, generating negative returns throughout the fixed income market.

Munis Underperformed Treasuries, Broad Bond Market

Despite outperforming during the first half of the period, munis underperformed their Treasury counterparts and the taxable investment-grade bond market for the entire 12-month period. Overall, market volatility, rising-rate worries, liquidity concerns, and a weaker supply/demand backdrop in the second half drove down 12-month returns. The most-liquid and shortest-duration (least price-sensitive to interest rate changes) fixed-income securities generally fared best.

Additionally, the City of Detroit bankruptcy filing on July 18, 2013, combined with mounting debt problems in Puerto Rico, which is among the largest muni issuers, further pressured the muni market. Although the Detroit bankruptcy was big news, it was not a big surprise, coming after decades of financial mismanagement and population declines. Nevertheless, the negative headlines surrounding the record-setting bankruptcy and growing concerns for Puerto Rico’s debt exacerbated the selling pressures in the muni market and led to additional price deterioration.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2013
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
7 Year Municipal Bond	-1.76%	Aggregate Bond	-2.47%
California Tax-Exempt Bond	-3.03%	Treasury Bond	-3.07%
Municipal Bond	-3.70%
Municipal High Yield Bond	-3.91%
Long-Term Municipal Bond	-7.43%

3

Performance

Total Returns as of August 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCLTX	-3.45%	4.43%	4.17%	6.38%	11/9/83
Barclays Municipal Bond Index	—	-3.70%	4.52%	4.47%	7.10%(1)	—
Institutional Class	BCLIX	-3.26%	—	—	4.53%	3/1/10
A Class No sales charge* With sales charge*	ALTAX	-3.70% -8.02%	4.17% 3.22%	— —	3.78% 2.99%	9/28/07
C Class	ALTCX	-4.41%	3.40%	—	3.01%	9/28/07

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/83, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

California Long-Term Tax-Free declined -3.45%* for the fiscal year ended August 31, 2013. By comparison, the Barclays Municipal Bond Index declined -3.70%. Portfolio returns reflect operating expenses, while index returns do not. (Please see pages 4 and 5 for additional performance comparisons.)

The fund’s absolute return reflected the negative performance of municipal bond (muni) indices (see page 3) during the 12-month period. The fund’s outperformance relative to the broad national benchmark was primarily due to regional performance—California munis generally outperformed the nationwide muni market. In addition, the fund’s maturity and quality strategies helped performance on a relative basis.

Fiscal and Credit Fundamentals

In general, muni market fundamentals improved during the 12-month period, as many states and municipalities continued to take steps to curb spending and strengthen their budgets. A U.S. Census Bureau report released in June 2013 showed state revenues nationwide increased nearly 7% in the first quarter of 2013, compared with 2012’s first quarter. The report also indicated municipal tax revenues increased for 12 consecutive quarters through the first quarter of 2013.

In California, the state’s fiscal outlook continued to improve due to housing and technology sector gains and growing tax revenues. In November 2012, California voters approved Proposition 30, increasing the state’s sales tax rate for the next four years and marginal income tax rates for high-income taxpayers for the next seven years. Furthermore, a June 2013 Bloomberg article indicated rising home values and lower unemployment led to faster first-quarter-2013 economic growth for California than for the next four-largest states. Together, these factors are projected to help generate a possible surplus in the state’s $96.3 billion budget for fiscal 2014.

Increasing tax revenues and projections of structurally balanced state budgets for the next several years prompted Standard & Poor’s in January 2013 to increase California’s credit rating from “A-” to “A” and issue a stable outlook for the state. Fitch also upgraded the state’s debt in August 2013. Meanwhile, from a nationwide perspective, muni credit-rating downgrades generally outpaced upgrades, but the overall default rate remained low. We believe it’s unlikely any states will default, but select credit ratings may remain under downward pressure.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Portfolio Positioning

Improvements in California’s fiscal health generally led to better relative performance for California munis versus their peers during the 12-month period. This contributed to the fund’s outperformance relative to the national muni benchmark—the fund declined less than the index. Additionally, early in 2013, in anticipation of a steepening yield curve (a greater increase in longer-maturity yields than shorter-maturity), we began reducing the fund’s exposure to long-maturity securities. We also boosted exposure to higher-quality munis. These strategies also helped the fund’s relative results, as longer-term rates increased at a greater pace than shorter-term rates, and higher-quality munis outperformed lower-quality securities.

We continued to emphasize revenue bonds over general obligation (GO) bonds. In particular, we favored essential service (such as water and sewer project) revenue bonds, along with transportation, and sales-tax-secured bonds.

Security selection among lower-quality munis (which sharply outperformed higher-quality munis in calendar year 2012 but underperformed during the reporting period) weighed on the fund’s relative performance. In particular, selections within the higher education, industrial development revenue/pollution control revenue (IDR/PCR), and hospital sectors, along with a small (1.1%, as of August 31, 2013) position in Puerto Rico munis, detracted from results.

Against a backdrop of general technical weakening in the muni market during the second half of the reporting period (as described on page 3), as well as some weakening in local credit fundamentals, Puerto Rico munis sharply underperformed during the 12-month period. We believe the Puerto Rico market was generally oversold during the period given underlying credit fundamentals that still support many of these bonds.

Outlook

We believe the recent jump in interest rates—though perhaps a near-term overreaction given still-subpar economic growth—represents the start of a legitimate long-term “normalization” of rates, as the market comes off extreme, artificially low, largely quantitative easing-influenced levels. Given the state’s favorable fiscal trends, the team remains optimistic toward the California muni market. As always, we believe our fundamental credit research and risk management capabilities will continue to drive results.

7

Fund Characteristics

AUGUST 31, 2013
Portfolio at a Glance
Weighted Average Maturity	15.3 years
Average Duration (Modified)	6.1 years

Top Five Sectors	% of fund investments
General Obligation (GO)	24%
Transportation Revenue	13%
Electric Revenue	12%
Hospital Revenue	11%
Water/Sewer/Gas Revenue	11%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.4%
Other Assets and Liabilities	1.6%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period(1) 3/1/13 – 8/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$939.20	$2.30	0.47%
Institutional Class	$1,000	$940.10	$1.32	0.27%
A Class	$1,000	$938.00	$3.52	0.72%
C Class	$1,000	$934.40	$7.17	1.47%
Hypothetical
Investor Class	$1,000	$1,022.84	$2.40	0.47%
Institutional Class	$1,000	$1,023.84	$1.38	0.27%
A Class	$1,000	$1,021.58	$3.67	0.72%
C Class	$1,000	$1,017.80	$7.48	1.47%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

AUGUST 31, 2013

	Principal Amount	Value
Municipal Securities — 98.4%
CALIFORNIA — 95.4%
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp HealthCare), 6.25%, 8/1/39	$1,200,000	$ 1,303,800
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2011 A, (Sharp HealthCare), 6.00%, 8/1/30	1,000,000	1,099,310
Adelanto Public Utility Authority Rev., Series 2009 A, (Utility System), 6.25%, 7/1/26	500,000	515,695
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/32 (NATL-RE)(1)	1,000,000	344,000
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/35 (NATL-RE)(1)	3,750,000	1,065,338
Alum Rock Union Elementary School District GO, Series 2013 A, (Election of 2012), 6.00%, 8/1/39	1,000,000	1,115,520
Anaheim Public Financing Authority Rev., (Electric System Distribution), 5.25%, 10/1/39	2,500,000	2,564,650
Anaheim Public Financing Authority Rev., Series 2011 A, (Electric System Distribution Facilities), 5.375%, 10/1/36	300,000	317,154
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.31%, 9/5/13	1,000,000	980,070
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/16, Prerefunded at 100% of Par(2)(3)	3,000,000	3,332,880
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.76%, 9/5/13	725,000	729,916
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/34	1,500,000	1,530,705
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/39	2,135,000	2,166,342
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G1, (San Francisco Bay Area), VRDN, 1.16%, 9/5/13	1,250,000	1,255,125
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.25%, 4/1/27	1,500,000	1,665,840
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.00%, 4/1/34	1,500,000	1,513,020
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/31	1,000,000	1,037,410
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S4, (San Francisco Bay Area), 5.00%, 4/1/43	2,500,000	2,454,425
Bay Area Water Supply & Conservation Agency Rev., Series 2013 A, 5.00%, 10/1/24	1,000,000	1,127,090
Bay Area Water Supply & Conservation Agency Rev., Series 2013 A, 5.00%, 10/1/25	2,635,000	2,923,849
Bay Area Water Supply & Conservation Agency Rev., Series 2013 A, 5.00%, 10/1/26	1,000,000	1,093,520
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	1,450,000	1,617,881
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	2,500,000	2,829,850
California Department of Water Resources Power Supply Rev., Series 2009 AG, (Central Valley), 5.00%, 12/1/25	1,000,000	1,106,420
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/15	2,000,000	2,154,620

11

Principal Amount	Value

California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/18	$2,000,000	$ 2,312,300
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	1,275,000	1,443,861
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15	1,525,000	1,642,898
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/20	5,000,000	5,829,150
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/21	3,250,000	3,795,707
California Department of Water Resources Power Supply Rev., Series 2013 AM, (Central Valley), 5.00%, 12/1/25	1,000,000	1,127,970
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/16	1,700,000	1,901,093
California Educational Facilities Authority Rev., (Harvey Mudd College), 5.25%, 12/1/41	2,000,000	2,036,020
California Educational Facilities Authority Rev., (Santa Clara University), 5.625%, 4/1/37	5,000,000	5,264,400
California Educational Facilities Authority Rev., (University of Pacific), 5.25%, 5/1/34	2,000,000	2,059,180
California Educational Facilities Authority Rev., Series 2007 T1, (Stanford University), 5.00%, 3/15/39	450,000	491,531
California Educational Facilities Authority Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39	3,953,000	3,982,806
California Educational Facilities Authority Rev., Series 2010 B, (Loyola Marymount University), VRN, 0.86%, 9/5/13	2,455,000	2,457,234
California Educational Facilities Authority Rev., Series 2013 U4, (Stanford University), 5.00%, 6/1/43	1,250,000	1,372,575
California GO, 4.00%, 10/1/14	1,750,000	1,822,397
California GO, 5.00%, 9/1/15	4,560,000	4,969,488
California GO, 5.00%, 9/1/19	1,530,000	1,782,756
California GO, 5.00%, 2/1/27	3,000,000	3,184,620
California GO, 5.00%, 2/1/28	1,000,000	1,050,550
California GO, 5.00%, 10/1/29	2,250,000	2,322,405
California GO, 5.00%, 6/1/32	1,500,000	1,525,005
California GO, 5.25%, 9/1/32	2,000,000	2,093,020
California GO, 5.00%, 11/1/32	1,500,000	1,527,555
California GO, 6.50%, 4/1/33	5,000,000	5,818,300
California GO, 5.00%, 4/1/38	2,500,000	2,496,375
California GO, 6.00%, 4/1/38	2,500,000	2,769,075
California GO, 6.00%, 11/1/39	5,000,000	5,582,150
California GO, 5.50%, 3/1/40	3,000,000	3,104,250
California GO, 5.00%, 10/1/41	2,000,000	1,993,920
California GO, Series 2003 A1, VRDN, 0.06%, 9/3/13 (LOC: JPMorgan Chase Bank N.A.)	1,200,000	1,200,000
California GO, Series 2004 A1, VRDN, 0.04%, 9/3/13 (LOC: Citibank N.A.)	1,900,000	1,900,000
California GO, Series 2005 B7, VRDN, 0.05%, 9/3/13 (LOC: JPMorgan Chase Bank N.A.)	900,000	900,000
California GO, Series 2012 B, VRN, 0.96%, 9/5/13	2,000,000	2,011,920
California GO, Series 2012 B, VRN, 1.06%, 9/5/13	800,000	806,736
California GO, Series 2012 B, VRN, 1.21%, 9/5/13	960,000	975,581
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/19	740,000	854,730
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/21	1,000,000	1,144,960
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/39	1,500,000	1,468,995
California Health Facilities Financing Authority Rev., Series 1993 C, (St. Francis Memorial Hospital), 5.875%, 11/1/23(3)	2,000,000	2,524,020
California Health Facilities Financing Authority Rev., Series 2007 A, (Sutter Health), 5.25%, 11/15/46	1,500,000	1,444,185

12

Principal Amount	Value

California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	$1,000,000	$ 994,560
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,470,000	1,462,003
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,000,000	994,560
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/33	1,000,000	1,138,750
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	3,400,000	3,632,900
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38	5,000,000	5,520,350
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39	1,000,000	1,077,710
California Health Facilities Financing Authority Rev., Series 2009 B, (Providence Health & Services), 5.50%, 10/1/39	1,000,000	1,054,480
California Health Facilities Financing Authority Rev., Series 2010 A, (Scripps Memorial Hospital), 5.00%, 11/15/19	1,000,000	1,142,300
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 5.50%, 8/15/20	1,000,000	1,173,440
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 6.00%, 8/15/42	1,500,000	1,652,580
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	1,000,000	1,036,820
California Health Facilities Financing Authority Rev., Series 2012 B, (Children’s Hospital of Los Angeles), VRDN, 1.86%, 9/5/13	1,210,000	1,225,113
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	180,000	174,384
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/28	2,325,000	2,374,011
California Infrastructure & Economic Development Bank Rev., Series 2012 A1, (J. Paul Getty Trust), 4.00%, 10/1/15	325,000	349,245
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.88%, 9/3/13	1,000,000	1,000,360
California Municipal Finance Authority Rev., Series 2011 (Emerson College), 6.00%, 1/1/42	2,000,000	2,146,100
California Municipal Finance Authority Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,000,000	1,028,670
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	665,000	731,453
California Public Works Board Lease Rev., Series 1993 A, (Department of Corrections), 5.00%, 12/1/19 (Ambac)	2,000,000	2,191,300
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.75%, 10/1/30	2,000,000	2,149,340
California Public Works Board Lease Rev., Series 2009 H, (Department of Correction and Rehabilitation), 5.75%, 11/1/29	1,685,000	1,830,685
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.25%, 12/1/26	1,000,000	1,064,930
California Public Works Board Lease Rev., Series 2011 G, (University of California), 5.00%, 12/1/28	2,000,000	2,121,960

13

Principal Amount	Value

California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	$1,700,000	$ 1,805,978
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	2,170,000	2,099,844
California Public Works Board Lease Rev., Series 2012 G, (Various Capital Projects), 5.00%, 11/1/37	195,000	188,614
California State Public Works Board Rev., Series 2013 A, (Judicial Council Projects), 5.00%, 3/1/38	1,500,000	1,448,625
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.25%, 11/1/30	1,000,000	1,024,820
California Statewide Communities Development Authority Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31	3,000,000	3,023,640
California Statewide Communities Development Authority Rev., Series 2005 A, (Thomas Jefferson School of Law), 4.875%, 10/1/15, Prerefunded at 100% of Par(3)	900,000	964,494
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	3,780,000	3,638,023
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34	2,230,000	2,311,484
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 88-1), 6.50%, 9/1/14 (AGM)	1,330,000	1,366,987
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/17	365,000	393,974
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/18	375,000	403,796
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/19	600,000	636,108
Coalinga Public Financing Authority Local Obligation Rev., Series 1998 A, (Senior Lien), 6.375%, 9/15/21 (Ambac)	1,320,000	1,515,545
Coast Community College District GO, Series 2013 A, (Election of 2012), 4.00%, 8/1/38	640,000	546,118
East Bay Municipal Utility District Rev., Series 2012 B, 4.00%, 6/1/15	4,000,000	4,253,440
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/14	400,000	412,604
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 5.00%, 7/1/15	400,000	433,124
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/16	400,000	436,172
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.80%, 1/15/20	1,000,000	1,014,090
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.85%, 1/15/23	1,750,000	1,771,700
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 0.00%, 1/15/24(1)	2,000,000	1,030,980
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 0.00%, 1/15/25(1)	7,000,000	3,348,100
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.875%, 1/15/27	1,500,000	1,511,925
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 0.00%, 1/15/32(1)	5,000,000	1,452,950

14

Principal Amount	Value

Fresno Sewer Rev., Series 1993 A1, 6.25%, 9/1/14 (Ambac)	$ 90,000	$ 92,396
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/38 (FGIC)	1,000,000	940,460
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/45	3,000,000	2,754,720
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	480,000	405,182
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	1,100,000	1,093,741
Golden State Tobacco Securitization Corp. Settlement Rev., Capital Appreciation, Series 2005 A, 0.00%, 6/1/25 (AGM)(1)	1,000,000	587,260
Grossmont Healthcare District GO, Series 2011 B, (Election of 2006), 6.00%, 7/15/34	1,000,000	1,109,670
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.00%, 11/15/35	320,000	302,269
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.50%, 11/15/37	695,000	691,900
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(4)	1,100,000	553,685
Los Angeles Community College District GO, Series 2007 A, (Election of 2001), 5.00%, 8/1/32 (NATL-RE/FGIC)	1,425,000	1,442,171
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/22	1,000,000	1,122,310
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/22	500,000	560,905
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.25%, 5/15/21	2,120,000	2,395,452
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	1,000,000	986,860
Los Angeles Department of Airports Rev., Series 2010 B, (Los Angeles International Airport), 5.00%, 5/15/40	2,000,000	2,006,640
Los Angeles Department of Water & Power Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	4,000,000	4,100,360
Los Angeles Department of Water & Power Rev., Series 2012 C, 5.00%, 7/1/24	1,000,000	1,118,370
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20	3,000,000	3,483,330
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, (Power System), 5.00%, 7/1/19	1,000,000	1,168,690
Los Angeles Harbor Department Rev., Series 2009 A, 5.00%, 8/1/27	500,000	536,095
Los Angeles Harbor Department Rev., Series 2011 B, 5.00%, 8/1/24	525,000	578,566
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	250,000	251,805
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/30	3,000,000	3,002,040
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/30 (FGIC)	2,000,000	2,111,460
Los Angeles Unified School District GO, Series 2007 H, (Election of 2004), 5.00%, 7/1/32 (AGM)	1,020,000	1,052,558
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29	2,000,000	2,078,580
Los Angeles Unified School District GO, Series 2010 KRY, 5.25%, 7/1/26	1,000,000	1,088,410
Los Angeles Unified School District GO, Series 2011 A1, 4.00%, 7/1/17	1,000,000	1,102,100

15

Principal Amount	Value

Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	$1,280,000	$ 1,485,312
Los Angeles Wastewater System Rev., Series 2012 C, 5.00%, 6/1/26	1,000,000	1,088,720
M-S-R Energy Authority Rev., Series 2009 A, 7.00%, 11/1/34	1,000,000	1,160,810
Manhattan Beach Unified School District GO, Capital Appreciation, Series 2009 A, (Election of 2008), 0.00%, 9/1/29(1)	5,905,000	2,625,363
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	1,150,000	1,179,452
Metropolitan Water District of Southern California Rev., Series 2012 B2, VRDN, 0.41%, 9/5/13	5,895,000	5,895,589
Modesto Irrigation District COP, Series 2009 A, 5.75%, 10/1/34	2,500,000	2,661,625
Mount San Antonio Community College District GO, Series 2013 A, (Election of 2008), 5.00%, 8/1/34	1,000,000	1,010,880
New Haven Unified School District GO, 12.00%, 8/1/18 (AGM)	880,000	1,294,172
Newport Beach Rev., Series 2011 A, (Hoag Memorial Hospital Presbyterian), 6.00%, 12/1/21, Prerefunded at 100% of Par(3)	1,000,000	1,257,570
Northern California Power Agency Rev., Series 2010 A, 4.00%, 7/1/14	1,000,000	1,031,820
Oakland Redevelopment Agency Tax Allocation Rev., (Central District), 5.50%, 2/1/14 (Ambac)	1,135,000	1,148,109
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	1,000,000	974,720
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/16	1,000,000	1,094,860
Oceanside Unified School District GO, Series 2012 C, 0.00%, 8/1/51(1)	3,995,000	362,786
Orange County Transportation Authority Rev., (Senior Lien), 5.00%, 8/15/25	1,000,000	1,084,700
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	500,000	511,555
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	750,000	715,688
Palomar Pomerado Health GO, Capital Appreciation, Series 2009 A, (Election of 2004), 0.00%, 8/1/19 (AGC)(4)	1,670,000	1,247,406
Palos Verdes Peninsula Unified School District GO, Series 2009 R, (Election of 2005), 0.00%, 8/1/33(1)	2,600,000	858,650
Pomona Unified School District GO, Series 2000 A, 6.55%, 8/1/29 (NATL-RE)	1,000,000	1,175,990
Pomona Unified School District GO, Series 2001 A, 6.15%, 8/1/30 (NATL-RE)	855,000	941,894
Porterville Public Financing Authority Sewer Rev., 5.625%, 10/1/36	1,500,000	1,590,315
Poway Unified School District Public Financing Authority Rev., 7.875%, 9/15/39	1,035,000	1,120,408
Poway Unified School District Rev., Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(1)	2,110,000	387,818
Riverside County Asset Leasing Corp. Rev., Series 2013 A, (Public Defender and Probation Building), 5.00%, 11/1/43	1,000,000	932,260
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40	625,000	657,119
Riverside Public Financing Authority Lease Rev., Series 2012 A, 4.00%, 11/1/33	570,000	472,638
Sacramento County Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 5.625%, 7/1/29	1,000,000	1,088,630
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 B, VRN, 0.71%, 9/3/13 (NATL-RE/FGIC)	1,500,000	1,175,115
Sacramento Power Authority Rev., 5.25%, 7/1/14 (Ambac)	2,000,000	2,076,160

16

Principal Amount	Value

Saddleback Valley Unified School District Public Financing Authority Special Tax Rev., Series 1997 A, 6.00%, 9/1/16 (AGM)	$1,000,000	$ 1,135,840
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/18, Prerefunded at 100% of Par(3)	2,855,000	3,507,082
San Bernardino Community College District GO, Capital Appreciation, Series 2009 B, (Election of 2008), 0.00%, 8/1/19(4)	7,400,000	5,625,998
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,350,000	1,457,325
San Diego Community College District GO, (Election of 2002), 5.00%, 8/1/25	500,000	558,165
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/40	1,500,000	1,444,155
San Diego County Water Authority Rev., 5.00%, 5/1/34	2,000,000	2,060,680
San Diego County Water Authority Rev., Series 2011 S1, (Subordinate Lien), 5.00%, 7/1/16	1,665,000	1,854,993
San Diego Public Facilities Financing Authority Sewer Rev., Series 2009 A, 5.25%, 5/15/34	2,000,000	2,066,900
San Diego Unified School District GO, Capital Appreciation, Series 2010 C, 0.00%, 7/1/44(1)	2,880,000	433,008
San Diego Unified School District GO, Capital Appreciation, Series 2012 E, 0.00%, 7/1/32(4)	5,000,000	1,531,700
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/36	250,000	255,720
San Francisco City and County Airports Commission Rev., Series 2009 E, (San Francisco International Airport), 5.25%, 5/1/23	3,000,000	3,408,840
San Francisco City and County Airports Commission Rev., Series 2010 F, (San Francisco International Airport), 5.00%, 5/1/40	2,150,000	2,121,792
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29	1,170,000	1,198,571
San Francisco City and County COP, Series 2011 B, 4.00%, 9/1/14	1,100,000	1,141,074
San Francisco City and County Public Utilities Commission Rev., Series 2011 A, 5.00%, 11/1/41	1,000,000	1,011,300
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.625%, 8/1/27	500,000	532,140
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.875%, 9/1/32	685,000	710,927
San Mateo Union High School District GO, Capital Appreciation, 0.00%, 2/15/15(1)	2,665,000	2,637,897
Santa Clara Electric Rev., Series 2011 A, 5.00%, 7/1/30	500,000	512,010
Santa Margarita-Dana Point Authority Rev., Series 1994 B, (Improvement Districts 3, 3A, 4, 4A), 7.25%, 8/1/14 (NATL-RE)	2,000,000	2,103,200
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.00%, 7/1/42	400,000	400,228
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.875%, 7/1/42	400,000	427,780
Santa Rosa Wastewater Rev., Capital Appreciation, Series 2002 B, 0.00%, 9/1/24 (Ambac)(1)	2,000,000	1,191,460
South Placer Wastewater Authority Rev., Series 2011 D, VRN, 0.89%, 9/5/13	2,060,000	2,065,171
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/17	1,050,000	1,200,014

17

Principal Amount	Value

Susanville Public Financing Authority Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45	$1,000,000	$ 988,000
Taft Public Financing Authority Lease Rev., Series 1997 A, (Community Correctional Facility Acquisition), 6.05%, 1/1/17	1,410,000	1,414,597
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	500,000	376,095
Tri-Dam Power Authority Rev., 4.00%, 11/1/13	1,210,000	1,215,118
Tri-Dam Power Authority Rev., 4.00%, 5/1/14	1,235,000	1,255,513
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	1,200,000	1,304,268
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/18	465,000	490,361
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40	2,000,000	2,016,460
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	2,250,000	2,173,320
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33	3,000,000	3,295,920
West Contra Costa Unified School District GO, 5.00%, 8/1/32	1,750,000	1,703,992
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	3,000,000	674,400
		345,663,420
GUAM — 0.8%
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	900,000	938,232
Guam Power Authority Rev., Series 2010 A, 5.50%, 10/1/40	2,150,000	2,085,135
		3,023,367
PUERTO RICO — 1.1%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	1,910,000	1,862,154
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	665,000	611,534
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.00%, 7/1/41	300,000	200,139
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/16	1,250,000	1,244,963
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A1, 0.00%, 8/1/41(1)	1,145,000	146,182
		4,064,972
U.S. VIRGIN ISLANDS — 1.1%
Virgin Islands Public Finance Authority Rev., Series 2009 B, (Senior Lien), 5.00%, 10/1/17	3,480,000	3,805,589
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $349,323,469)		356,557,348
OTHER ASSETS AND LIABILITIES — 1.6%		5,910,844
TOTAL NET ASSETS — 100.0%		$362,468,192

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
25	U.S. Treasury 30-Year Bonds	December 2013	$3,297,656	$(18,506)

18

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Company

GO = General Obligation

NATL-RE = National Public Finance Guarantee Corporation - Reinsured

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $111,096.

(3)	Escrowed to maturity in U.S. government securities or state and local government securities.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

AUGUST 31, 2013
Assets
Investment securities, at value (cost of $349,323,469)	$356,557,348
Receivable for investments sold	1,987,513
Receivable for capital shares sold	16,885
Interest receivable	4,464,259
363,026,005

Liabilities
Disbursements in excess of demand deposit cash	197
Payable for capital shares redeemed	187,631
Payable for variation margin on futures contracts	5,469
Accrued management fees	145,823
Distribution and service fees payable	8,563
Dividends payable	210,130
557,813

Net Assets	$362,468,192

Net Assets Consist of:
Capital paid in	$356,141,947
Accumulated net realized loss	(889,128)
Net unrealized appreciation	7,215,373
$362,468,192

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$346,396,076	31,673,177	$10.94
Institutional Class	$29,205	2,670	$10.94
A Class	$8,571,588	783,848	$10.94*
C Class	$7,471,323	683,072	$10.94

*Maximum offering price $11.46 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED AUGUST 31, 2013
Investment Income (Loss)
Income:
Interest	$ 15,553,344

Expenses:
Management fees	1,974,149
Distribution and service fees:
A Class	39,868
C Class	108,184
Trustees’ fees and expenses	23,653
Other expenses	239
2,146,093

Net investment income (loss)	13,407,251

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,211,310
Futures contract transactions	144,592
3,355,902

Change in net unrealized appreciation (depreciation) on:
Investments	(30,008,586)
Futures contracts	(18,506)
(30,027,092)

Net realized and unrealized gain (loss)	(26,671,190)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,263,939)

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2013 AND AUGUST 31, 2012
Increase (Decrease) in Net Assets	August 31, 2013	August 31, 2012
Operations
Net investment income (loss)	$ 13,407,251	$ 15,241,449
Net realized gain (loss)	3,355,902	9,572,320
Change in net unrealized appreciation (depreciation)	(30,027,092)	18,554,235
Net increase (decrease) in net assets resulting from operations	(13,263,939)	43,368,004

Distributions to Shareholders
From net investment income:
Investor Class	(12,700,407)	(14,584,516)
Institutional Class	(1,037)	(1,107)
A Class	(468,059)	(445,453)
B Class	—	(50)
C Class	(236,886)	(241,707)
Decrease in net assets from distributions	(13,406,389)	(15,272,833)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(51,139,417)	14,376,961

Net increase (decrease) in net assets	(77,809,745)	42,472,132

Net Assets
Beginning of period	440,277,937	397,805,805
End of period	$362,468,192	$440,277,937

Distributions in excess of net investment income	—	$(862)

See Notes to Financial Statements.

22

Notes to Financial Statements

AUGUST 31, 2013

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On September 21, 2011, there were no outstanding B Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

23

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended August 31, 2013 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

24

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2013 were $183,278,914 and $233,258,799, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2013		Year ended August 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,330,085	$ 15,587,725	2,812,874	$ 31,937,264
Issued in reinvestment of distributions	798,978	9,279,060	928,665	10,558,264
Redeemed	(5,728,161)	(66,173,957)	(3,160,175)	(35,989,061)
	(3,599,098)	(41,307,172)	581,364	6,506,467
Institutional Class
Issued in reinvestment of distributions	89	1,037	98	1,107
A Class
Sold	346,831	4,084,031	472,478	5,394,968
Issued in reinvestment of distributions	37,846	441,181	36,021	410,317
Redeemed	(986,595)	(11,113,459)	(132,097)	(1,503,271)
	(601,918)	(6,588,247)	376,402	4,302,014
B Class	N/A
Redeemed			(2,596)	(28,631)
C Class
Sold	103,527	1,214,337	393,709	4,476,524
Issued in reinvestment of distributions	10,191	118,247	7,029	79,960
Redeemed	(398,074)	(4,577,619)	(83,950)	(960,480)
	(284,356)	(3,245,035)	316,788	3,596,004
Net increase (decrease)	(4,485,283)	$(51,139,417)	1,272,056	$ 14,376,961

25

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of August 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $5,469 in payable for variation margin on futures contracts.* For the year ended August 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $144,592 in net realized gain (loss) on futures contract transactions and $(18,506) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

26

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Exempt income	$13,396,037	$15,188,387
Taxable ordinary income	$10,352	$84,446
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$349,323,469
Gross tax appreciation of investments	$13,792,751
Gross tax depreciation of investments	(6,558,872)
Net tax appreciation (depreciation) of investments	$ 7,233,879
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$ 7,233,879
Other book-to-tax adjustments	$(50,646)
Undistributed tax-exempt income	—
Accumulated short-term capital losses	$(583,173)
Post-October capital loss deferral	$(273,815)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2019.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.70	0.37(2)	(0.76)	(0.39)	(0.37)	—	(0.37)	$10.94	(3.45)%	0.47%	3.19%	44%	$346,396
2012	$10.94	0.41(2)	0.77	1.18	(0.42)	—	(0.42)	$11.70	10.92%	0.47%	3.65%	76%	$412,713
2011	$11.20	0.47(2)	(0.27)	0.20	(0.46)	—	(0.46)	$10.94	2.02%	0.48%	4.38%	63%	$379,586
2010	$10.67	0.49(2)	0.54	1.03	(0.49)	(0.01)	(0.50)	$11.20	9.90%	0.48%	4.51%	25%	$426,044
2009	$10.83	0.50	(0.16)	0.34	(0.50)	—	(0.50)	$10.67	3.47%	0.49%	4.90%	36%	$405,263
Institutional Class
2013	$11.70	0.40(2)	(0.76)	(0.36)	(0.40)	—	(0.40)	$10.94	(3.26)%	0.27%	3.39%	44%	$29
2012	$10.94	0.44(2)	0.76	1.20	(0.44)	—	(0.44)	$11.70	11.14%	0.27%	3.85%	76%	$30
2011	$11.20	0.49(2)	(0.26)	0.23	(0.49)	—	(0.49)	$10.94	2.22%	0.28%	4.58%	63%	$27
2010(3)	$10.79	0.26(2)	0.41	0.67	(0.26)	—	(0.26)	$11.20	6.28%	0.28%(4)	4.69%(4)	25%(5)	$27
A Class
2013	$11.70	0.34(2)	(0.76)	(0.42)	(0.34)	—	(0.34)	$10.94	(3.70)%	0.72%	2.94%	44%	$8,572
2012	$10.94	0.38(2)	0.77	1.15	(0.39)	—	(0.39)	$11.70	10.64%	0.72%	3.40%	76%	$16,214
2011	$11.20	0.44(2)	(0.26)	0.18	(0.44)	—	(0.44)	$10.94	1.77%	0.73%	4.13%	63%	$11,044
2010	$10.67	0.47(2)	0.54	1.01	(0.47)	(0.01)	(0.48)	$11.20	9.63%	0.73%	4.26%	25%	$15,173
2009	$10.83	0.48	(0.16)	0.32	(0.48)	—	(0.48)	$10.67	3.22%	0.74%	4.65%	36%	$10,221

28

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$11.70	0.26(2)	(0.76)	(0.50)	(0.26)	—	(0.26)	$10.94	(4.41)%	1.47%	2.19%	44%	$7,471
2012	$10.94	0.30(2)	0.76	1.06	(0.30)	—	(0.30)	$11.70	9.82%	1.47%	2.65%	76%	$11,321
2011	$11.20	0.36(2)	(0.26)	0.10	(0.36)	—	(0.36)	$10.94	1.01%	1.48%	3.38%	63%	$7,120
2010	$10.67	0.38(2)	0.54	0.92	(0.38)	(0.01)	(0.39)	$11.20	8.81%	1.48%	3.51%	25%	$10,641
2009	$10.83	0.40	(0.16)	0.24	(0.40)	—	(0.40)	$10.67	2.45%	1.49%	3.90%	36%	$6,362

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	March 1, 2010 (commencement of sale) through August 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Long-Term Tax-Free Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

October 21, 2013

30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request,  by calling 1-800-345-2021.

33

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

34

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

35

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue

36

to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

37

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $13,427,189 as exempt interest dividends for the fiscal year ended August 31, 2013.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79624 1310

ANNUAL REPORT	AUGUST 31, 2013

California Tax-Free Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	17
Report of Independent Registered Public Accounting Firm	18
Management	19
Approval of Management Agreement	22
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

U.S. Government Bond Yields and Stock Indices Soared

U.S. government bond yields and stock indices traced roughly parallel upward paths during the 12 months ended August 31, 2013. The 10-year U.S. Treasury yield began the period at just 1.55%, compressed in large part by the scale of the Federal Reserve’s (the Fed’s) bond-buying program ($85 billion of quantitative easing, or QE, each month).

Hints from the Fed that it might taper QE sent bond yields soaring from early May to the end of August—the 10-year U.S. Treasury yield closed the period at 2.78%. The 10-year U.S. Treasury note and the Barclays U.S. Aggregate Bond Index (representing the broad taxable U.S. bond market) returned –7.52% and –2.47%, respectively, for the 12 months. Municipal bonds generally trailed taxable bonds—the Barclays Municipal Bond Index returned –3.70%.

U.S. stocks also experienced volatility from mid-May to mid-June as a result of the “Taper Tantrum,” but it was a relatively small setback in an otherwise solid 12-month performance period. The S&P 500 Index gained 18.70% as the U.S. economy showed signs of attaining sustainable growth. Improvements in the housing and job markets helped trigger optimism, though absolute levels still remain well below where they were prior to 2008.

Recovery from 2008 remains a major hurdle. Economic growth is still subpar compared with past recession recoveries, and the outlook is uncertain. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Federal Reserve Policy Drove Market Sentiment

The municipal bond (muni) market began the 12-month period on a fairly upbeat note, supported by stable-to-improving credit trends, robust issuance, healthy demand, and an accommodative Federal Reserve (Fed). Early in the period, the Fed also launched its third and most aggressive quantitative easing program (QE3), a strategy to purchase $85 billion of U.S. government securities each month until economic growth and employment improve. The Fed also kept its overnight interest rate target near 0%. These actions supported the U.S. bond market in general at the start of the period.

Beginning in spring 2013, investor sentiment shifted dramatically, as fears of a change in Fed policy triggered a broad market sell-off. Since 2008, the Fed’s massive QE programs have helped keep longer-term interest rates low and encouraged risk-taking. But Fed statements throughout the spring and summer indicated the central bank may start tapering its bond purchases this year. In addition, select economic data modestly improved, fueling further speculation that the Fed would change course. In response, bond yields soared, generating negative returns throughout the fixed income market.

Munis Underperformed Treasuries, Broad Bond Market

Despite outperforming during the first half of the period, munis underperformed their Treasury counterparts and the taxable investment-grade bond market for the entire 12-month period. Overall, market volatility, rising-rate worries, liquidity concerns, and a weaker supply/demand backdrop in the second half drove down 12-month returns. The most-liquid and shortest-duration (least price-sensitive to interest rate changes) fixed-income securities generally fared best.

Additionally, the City of Detroit bankruptcy filing on July 18, 2013, combined with mounting debt problems in Puerto Rico, which is among the largest muni issuers, further pressured the muni market. Although the Detroit bankruptcy was big news, it was not a big surprise, coming after decades of financial mismanagement and population declines. Nevertheless, the negative headlines surrounding the record-setting bankruptcy and growing concerns for Puerto Rico’s debt exacerbated the selling pressures in the muni market and led to additional price deterioration.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2013
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
7 Year Municipal Bond	-1.76%	Aggregate Bond	-2.47%
California Tax-Exempt Bond	-3.03%	Treasury Bond	-3.07%
Municipal Bond	-3.70%
Municipal High Yield Bond	-3.91%
Long-Term Municipal Bond	-7.43%

3

Performance

Total Returns as of August 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCTXX	0.01%(1)	0.17%(1)	1.11%(1)	2.61%	11/9/83

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

AUGUST 31, 2013
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.32%
7-Day Effective Yield
After waiver(1)	0.01%
(1)Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	27 days
Weighted Average Life	60 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	89%
31-90 days	4%
91-180 days	1%
More than 180 days	6%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period(1) 3/1/13 – 8/31/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$1.11	0.22%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.52	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.10	$1.12	0.22%
Investor Class (before waiver)	$1,000	$1,022.69	$2.55	0.50%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

AUGUST 31, 2013

	Principal Amount	Value
Municipal Securities — 97.0%
CALIFORNIA — 97.0%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.10%, 9/3/13 (LOC: Bank of America N.A.)	$ 1,675,000	$ 1,675,000
California Infrastructure & Economic Development Bank Rev., (Bay Area Toll Bridges), VRDN, 0.14%, 9/5/13 (LOC: Bank of the West)	2,830,000	2,830,000
California Infrastructure & Economic Development Bank Rev., (Goodwill Industries of Orange County), VRDN, 0.11%, 9/5/13 (LOC: Wells Fargo Bank N.A.)	2,720,000	2,720,000
California Infrastructure & Economic Development Bank Rev., (Kennfoods USA), VRDN, 0.23%, 9/5/13 (LOC: Bank of the West)	1,950,000	1,950,000
California Infrastructure & Economic Development Bank Rev., (Loyola High School), VRDN, 0.06%, 9/5/13 (LOC: First Republic Bank and FHLB)	3,845,000	3,845,000
California Infrastructure & Economic Development Bank Rev., (SRI International), VRDN, 0.07%, 9/5/13 (LOC: Wells Fargo Bank N.A.)	6,600,000	6,600,000
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (iWorks, Inc.), VRDN, 0.15%, 9/5/13 (LOC: City National Bank and FHLB)	1,335,000	1,335,000
California Municipal Finance Authority Rev., (Central Coast YMCA), VRDN, 0.06%, 9/5/13 (LOC: Pacific Capital Bank N.A. and FHLB)	3,305,000	3,305,000
California Municipal Finance Authority Rev., Series 2010 A, (Southwest Community Health Center), VRDN, 0.09%, 9/5/13 (LOC: Comerica Bank)	4,000,000	4,000,000
California Municipal Finance Authority Rev., Series 2012 A, (High Desert Partnership in Academic Excellence Foundation), VRDN, 0.09%, 9/5/13 (LOC: Union Bank N.A.)	2,000,000	2,000,000
California Pollution Control Financing Authority Rev., (BLT Enterprises), VRDN, 0.08%, 9/4/13 (LOC: Union Bank N.A.)	2,750,000	2,750,000
California Pollution Control Financing Authority Rev., (Musco Family Olive), VRDN, 0.16%, 9/5/13 (LOC: Bank of the West)	3,200,000	3,200,000
California Pollution Control Financing Authority Rev., Series 2010 A, (Alameda Country Industries), VRDN, 0.24%, 9/4/13 (LOC: Bank of the West)	2,460,000	2,460,000
California School Cash Reserve Program Authority Rev., Series 2013 X, 2.00%, 10/1/13	6,000,000	6,008,900
California State Enterprise Development Authority Rev., (Community Hospice Inc.), VRDN, 0.07%, 9/5/13 (LOC: Bank of Stockton and FHLB)	3,995,000	3,995,000
California State Enterprise Development Authority Rev., (Humane Society Silicon Valley), VRDN, 0.07%, 9/5/13 (LOC: First Republic Bank and FHLB)	6,985,000	6,985,000
California State Enterprise Development Authority Rev., (LBM Partnership LP), VRDN, 0.07%, 9/5/13 (LOC: Wells Fargo Bank N.A.)	2,900,000	2,900,000
California State University PUTTERs Rev., Series 2008-2646Z, VRDN, 0.14%, 9/5/13 (LIQ FAC: JPMorgan Chase Bank N.A.)	4,670,000	4,670,000
California Statewide Communities Development Authority Rev., (Encanto Homes Apartments), VRDN, 0.07%, 9/5/13 (LOC: East West Bank and FHLB)	8,900,000	8,900,000

8

Principal Amount	Value

California Statewide Communities Development Authority Rev., (Goodwill of Santa Cruz), VRDN, 0.11%, 9/5/13 (LOC: Wells Fargo Bank N.A.)	$ 2,200,000	$ 2,200,000
California Statewide Communities Development Authority Rev., (Trinity Children & Family), VRDN, 0.08%, 9/4/13 (LOC: Citizens Business Bank and California State Teacher’s Retirement System)	3,920,000	3,920,000
California Statewide Communities Development Authority COP, VRDN, 0.08%, 9/4/13 (LOC: Union Bank N.A.)	1,895,000	1,895,000
City & County of San Francisco COP, Series 2010 A, 4.00%, 10/1/13	2,675,000	2,683,283
City of Hanford Sewer System Rev., Series 1996 A, VRDN, 0.09%, 9/5/13 (LOC: Union Bank N.A.)	840,000	840,000
City of Oroville Rev., Series 2012 A, (Oroville Hospital), VRDN, 0.09%, 9/5/13 (LOC: Comerica Bank)	7,055,000	7,055,000
City of Reedley COP, (Mennonite Brethren Homes), VRDN, 0.07%, 9/5/13 (LOC: Bank of the Sierra and FHLB)	7,980,000	7,980,000
City of Riverside Water Rev., Series 2011 A, VRN, 0.08%, 9/5/13	9,850,000	9,850,000
County of San Bernardino Rev., Series 2004 A, (WLP Parkview Place Apartments), VRDN, 0.10%, 9/5/13 (LOC: FNMA)	3,420,000	3,420,000
County of Yolo Rev., (Beckett Hall, Inc.), VRDN, 0.13%, 9/5/13 (LOC: Bank of the West and California State Teacher’s Retirement System)	7,145,000	7,145,000
East Bay Municipal Utility District Wastewater System Rev., Series 2008 C, VRDN 0.06%, 9/4/13 (SBBPA: Bank of America N.A.)	5,400,000	5,400,000
East Bay Municipal Utility District Water System Rev., Series 2009 A-2, VRN, 0.06%, 9/5/13	3,035,000	3,035,000
Eastern Municipal Water District Rev., Series 2012 A, VRN, 0.08%, 9/5/13	5,000,000	5,000,000
Eastern Municipal Water District Rev., Series 2013 A, VRN, 0.08%, 9/5/13	2,000,000	2,000,000
Hesperia Public Financing Authority Rev., Series 1998 B, VRDN, 0.15%, 9/4/13 (LOC: Bank of America N.A.)	605,000	605,000
Irvine Ranch Water District Special Assessment Rev., Series 2011 A1, VRN, 0.06%, 9/5/13	1,500,000	1,500,000
Irvine Ranch Water District Special Assessment Rev., Series 2011 A2, VRN, 0.06%, 9/5/13	4,000,000	4,000,000
Irvine Unified School District Special Tax Rev., Series 2012 B, (Community Facilities District No. 09-1), VRDN, 0.06%, 9/3/13 (LOC: Bank of America N.A.)	900,000	900,000
JP Morgan Chase PUTTERs/DRIVERs Trust, Series 2011-4003Z, VRDN, 0.07%, 9/5/13 (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	5,000,000	5,000,000
JP Morgan Chase PUTTERs/DRIVERs Trust, Series 2011-4005Z, VRDN, 0.14%, 9/5/13 (AGM)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	6,590,000	6,590,000
Los Angeles County Community Development Commission COP, (Willowbrook Partnership), VRDN, 0.13%, 9/4/13 (LOC: Wells Fargo Bank N.A.)	2,300,000	2,300,000
Manteca Redevelopment Agency Tax Allocation Rev., VRDN 0.05%, 9/3/13 (LOC: State Street Bank & Trust Co.)	1,280,000	1,280,000
Metropolitan Water District of Southern California Rev., Series 2009 A-2, VRN, 0.06%, 9/5/13	3,020,000	3,020,000
Metropolitan Water District of Southern California Rev., Series 2013 E, VRN, 0.08%, 3/28/14	4,820,000	4,820,000
Metropolitan Water District of Southern California Rev., Series A1, VRN, 0.06%, 9/5/13	6,440,000	6,440,000

9

Principal Amount	Value

Pittsburg Public Financing Authority Rev., VRDN, 0.11%, 9/5/13 (LOC: Bank of the West)	$ 2,920,000	$2,920,000
Sacramento County Sanitation Districts Financing Authority Rev., 5.00%, 12/1/13	1,000,000	1,011,861
San Francisco City and County Redevelopment Agency Special Tax Rev., Series 2005 A, VRDN, 0.07%, 9/5/13 (LOC: JPMorgan Chase Bank N.A.)	3,400,000	3,400,000
Santa Clara County Housing Authority Rev., Series 2003 A, VRDN, 0.11%, 9/5/13 (LOC: Citibank N.A.)	1,725,000	1,725,000
Southern California Public Power Authority Rev., Series 2011 A, (Southern Transmission), 5.00%, 7/1/14	5,000,000	5,196,132
State of California Puttable Floating Options Rev., VRDN, 0.13%, 9/25/13 (AGM)(LIQ FAC: Bank of America N.A.)(1)	3,480,000	3,480,000
State of California Rev., Series 2013 A-2, 2.00%, 6/23/14	10,000,000	10,142,761
Three Valleys Municipal Water District COP, (Miramar Water Treatment), VRDN, 0.06%, 9/4/13 (LOC: Wells Fargo Bank N.A.)	2,600,000	2,600,000
Town of Apple Valley COP, (Public Facilities Financing), VRDN, 0.07%, 9/5/13 (LOC: Union Bank N.A. and California State Teacher’s Retirement System)	2,170,000	2,170,000
Town of Hillsborough COP, Series 2006 A, (Water & Sewer System), VRDN, 0.13%, 9/5/13 (SBBPA: JPMorgan Chase Bank N.A.)	8,240,000	8,240,000
Victorville Joint Powers Finance Authority Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 1.56%, 9/5/13 (LOC: BNP Paribas)	12,475,000	12,475,000
West Basin Municipal Water District COP, Series 2008 A1, VRDN, 0.10%, 9/4/13 (SBBPA: Citibank N.A.)	9,500,000	9,500,000
TOTAL MUNICIPAL SECURITIES		233,867,937
Commercial Paper(2) — 2.1%
San Diego County Water Authority, 0.08%, 9/10/13	5,000,000	5,000,000
TOTAL INVESTMENT SECURITIES — 99.1%		238,867,937
OTHER ASSETS AND LIABILITIES — 0.9%		2,213,241
TOTAL NET ASSETS — 100.0%		$241,081,178

Notes to Schedule of Investments

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

DRIVERs = Derivative Inverse Tax-Exempt Receipts

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

PUTTERs = Puttable Tax-Exempt Receipts

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)

Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $15,070,000, which represented 6.3% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

AUGUST 31, 2013
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$238,867,937
Cash	932,116
Receivable for investments sold	995,000
Receivable for capital shares sold	182,941
Interest receivable	206,261
241,184,255

Liabilities
Payable for capital shares redeemed	71,774
Accrued management fees	31,303
103,077

Net Assets	$241,081,178

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	241,088,279

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$241,088,285
Accumulated net realized loss	(7,107)
$241,081,178

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED AUGUST 31, 2013
Investment Income (Loss)
Income:
Interest	$718,702

Expenses:
Management fees	1,228,995
Trustees’ fees and expenses	13,178
Other expenses	234
1,242,407
Fees waived	(548,409)
693,998

Net investment income (loss)	24,704

Net realized gain (loss) on investment transactions	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 24,704

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2013 AND AUGUST 31, 2012
Increase (Decrease) in Net Assets	August 31, 2013	August 31, 2012
Operations
Net investment income (loss)	$ 24,704	$ 28,806
Net realized gain (loss)	—	(7,107)
Net increase (decrease) in net assets resulting from operations	24,704	21,699

Distributions to Shareholders
From net investment income	(24,704)	(28,806)
From net realized gains	—	(9,097)
Decrease in net assets from distributions	(24,704)	(37,903)

Capital Share Transactions
Proceeds from shares sold	77,817,102	59,620,301
Proceeds from reinvestment of distributions	23,561	36,488
Payments for shares redeemed	(100,156,625)	(95,609,541)
Net increase (decrease) in net assets from capital share transactions	(22,315,962)	(35,952,752)

Net increase (decrease) in net assets	(22,315,962)	(35,968,956)

Net Assets
Beginning of period	263,397,140	299,366,096
End of period	$241,081,178	$263,397,140

Transactions in Shares of the Fund
Sold	77,817,102	59,620,301
Issued in reinvestment of distributions	23,561	36,488
Redeemed	(100,156,635)	(95,609,541)
Net increase (decrease) in shares of the fund	(22,315,972)	(35,952,752)

See Notes to Financial Statements.

13

Notes to Financial Statements

August 31, 2013

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

14

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc., (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended August 31, 2013 was 0.49% before waiver and 0.27% after waiver.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

15

6. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Exempt income	$24,704	$28,806
Taxable ordinary income	—	$9,097
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2013, the fund had accumulated short-term capital losses of $(7,107), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.28%	0.50%	0.01%	(0.21)%	$241,081
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$263,397
2011	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.38%	0.50%	0.01%	(0.11)%	$299,366
2010	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.03%	0.34%	0.50%	0.01%	(0.15)%	$345,565
2009	$1.00	0.01	(0.01)	—	(0.01)	$1.00	0.77%	0.49%	0.55%	0.83%	0.77%	$439,637

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

October 21, 2013

18

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

19

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

20

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

21

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

22

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

23

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

24

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

25

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $24,704 as exempt interest dividends for the fiscal year ended August 31, 2013.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79626 1310

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $105,779

FY 2013:     $106,714

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $187,686

FY 2013:     $155,250

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century California Tax-Free and Municipal Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	October 30, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	October 30, 2013